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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Bonanza Creek Energy, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 30, 2015

Dear Stockholder:

              You are cordially invited to join us for our 2015 Annual Meeting of Stockholders to be held on Thursday, June 4, 2015 at 9:00 a.m. at 410 17th Street, Suite 220, Denver, Colorado 80202.

              The materials following this letter include the formal Notice of Annual Meeting of Stockholders and the proxy statement. The proxy statement describes the business to be conducted at the meeting, including the election of three directors; the approval of the Amended and Restated 2011 Long Term Incentive Plan; the ratification of the appointment of Hein & Associates LLP as our independent auditors for the 2015 fiscal year; and the approval on a non-binding advisory basis of the 2014 compensation of our named executive officers.

              Whether you own a few or many shares of our stock, it is important that your shares be represented. Regardless of whether you plan to attend the Annual Meeting in person, please take a moment now to vote your proxy by completing and signing the enclosed proxy card and promptly returning it in the envelope provided, or by granting a proxy and giving voting instructions by telephone or the internet. Instructions on how to vote your shares are located on your proxy card or on the voting instruction card provided by your broker.

              The officers and directors of Bonanza Creek appreciate and encourage stockholder participation. We look forward to seeing you at the Annual Meeting.

Sincerely,

Richard J. Carty President and Chief Executive Officer

BONANZA CREEK ENERGY, INC.
410 17th Street
Suite 1400
Denver, Colorado 80202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Bonanza Creek Energy, Inc.:

              Notice is hereby given that the Annual Meeting of Stockholders of Bonanza Creek Energy, Inc. (the "Company") will be held at 410 17th Street, Suite 220, Denver, Colorado 80202, on Thursday, June 4, 2015, 9:00 a.m. local time (the "2015 Annual Meeting"). The 2015 Annual Meeting is being held for the following purposes:

                  1)  To elect the Class III directors named in this proxy statement to our board of directors;

                  2)  To approve the Amended and Restated 2011 Long Term Incentive Plan;

                  3)  To ratify the selection of Hein & Associates LLP as the Company's independent registered public accountant for 2015;

                  4)  To approve, on an advisory basis, the compensation of our named executive officers; and

                  5)  To transact such other business as may properly come before the 2015 Annual Meeting.

              These proposals are described in the accompanying proxy materials. You will be able to vote at the 2015 Annual Meeting only if you were a stockholder of record at the close of business on April 17, 2015.

By Order of the Board of Directors,

Christopher I. Humber Executive Vice President, General Counsel & Secretary

Denver, Colorado
April 30, 2015

YOUR VOTE IS IMPORTANT

              Please sign, date and promptly return the enclosed proxy card in the envelope provided, or grant a proxy and give voting instructions by telephone or the internet, so that you may be represented at the 2015 Annual Meeting. Instructions are on your proxy card or on the voting instruction card provided by your broker.

 i

 ii

BONANZA CREEK ENERGY, INC.
410 17th Street
Suite 1400
Denver, Colorado 80202

PROXY STATEMENT
2015 ANNUAL MEETING OF STOCKHOLDERS

              The Board of Directors (the "Board") of Bonanza Creek Energy, Inc. ("we," "us," "our," "Bonanza Creek" or the "Company") requests your proxy for the 2015 Annual Meeting of Stockholders (the "2015 Annual Meeting"), which will be held on Thursday, June 4, 2015, 9:00 a.m. local time, at 410 17th Street, Suite 220, Denver, Colorado 80202. Distribution of these proxy solicitation materials is scheduled to begin on or about April 30, 2015. By granting the proxy, you authorize the persons named in the proxy to represent you and vote your shares at the 2015 Annual Meeting. Those persons will also be authorized to vote your shares to adjourn the 2015 Annual Meeting from time to time and to vote your shares at any adjournments or postponements of the 2015 Annual Meeting.

GENERAL INFORMATION

              If you attend the 2015 Annual Meeting, you may vote in person. If you are not present at the 2015 Annual Meeting, your shares may be voted only by a person to whom you have given a proper proxy. You may revoke the proxy in writing at any time before it is exercised at the 2015 Annual Meeting by delivering to the Company's Secretary a written notice of the revocation, by submitting your vote electronically through the internet or by phone after the grant of the proxy or by signing and delivering to the Company's Secretary a proxy with a later date. Your attendance at the 2015 Annual Meeting will not revoke the proxy unless you give written notice of revocation to the Secretary of the Company before the proxy is exercised or unless you vote your shares in person at the 2015 Annual Meeting.

Stockholders of Record and Beneficial Owners

              Most of the Company's stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

              Stockholders of Record.    If your shares are registered directly in your name with the Company's transfer agent, you are considered the stockholder of record with respect to those shares, and proxy materials are being sent by our transfer agent directly to you. As a stockholder of record, you have the right to vote by proxy or to vote in person at the 2015 Annual Meeting. The proxy materials include a proxy card for the 2015 Annual Meeting.

              Beneficial Owners.    If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name," and proxy materials will be forwarded to you by your broker or nominee. The broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker how to vote. The proxy materials should include a proxy card or a voting instruction card for the 2015 Annual Meeting.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

Quorum and Voting

              Voting Stock.    The Company's common stock, par value $0.001 per share, is the only class of securities that entitles holders to vote generally at meetings of the Company's stockholders. Each share of common stock outstanding on the record date is entitled to one vote.

              Record Date.    The record date for stockholders entitled to notice of and to vote at the 2015 Annual Meeting was the close of business on April 17, 2015. As of the record date, 49,705,599 shares of the Company's common stock were outstanding and are entitled to be voted at the 2015 Annual Meeting.

              Quorum and Adjournments.    The presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote at the 2015 Annual Meeting is necessary to constitute a quorum at the 2015 Annual Meeting.

              If a quorum is not present, the chair of the meeting or a majority of the stockholders entitled to vote who are present in person or by proxy at the 2015 Annual Meeting have the power to adjourn the 2015 Annual Meeting from time to time, without notice other than an announcement at the 2015 Annual Meeting, until a quorum is present. At any adjourned 2015 Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the 2015 Annual Meeting as originally notified.

              Vote Required.    The directors will be elected (Item One) by a plurality of the votes of the shares present, in person or by proxy, and entitled to vote on the election of the directors. Approval of the Company's Amended and Restated 2011 Long Term Incentive Plan (Item Two), ratification of the selection of the Company's independent registered public accountant for 2015 (Item Three) and approval, on an advisory basis, of the compensation of the Company's named executive officers (Item Four) will require the affirmative vote of the holders of a majority of the shares present and entitled to vote with respect to the matter. An automated system will tabulate the votes cast by proxy for the 2015 Annual Meeting, and the inspector of elections will tabulate votes cast in person at the 2015 Annual Meeting. Brokers who hold shares in street name for customers are required to vote shares in accordance with instructions received from the beneficial owners. Brokers are permitted to vote on discretionary items if they have not received instructions from the beneficial owners, but they are not permitted to vote (a "broker non-vote") on non-discretionary items absent instructions from the beneficial owner. Non-discretionary items include the election of directors, approval of the Amended and Restated 2011 Long Term Incentive Plan and approval, on an advisory basis of the compensation of the Company's named executive officers. For ratification of the selection of the Company's independent registered public accountant, brokers will have discretionary authority in the absence of timely instructions from their customers. Abstentions and broker non-votes will count in determining whether a quorum is present at the 2015 Annual Meeting. Broker non-votes will not have any effect on the outcome of voting on the director election, approval of the Amended and Restated 2011 Long Term Incentive Plan or the advisory vote on compensation of our named executive officers. For purposes of voting on the approval of the Amended and Restated 2011 Long Term Incentive Plan, the ratification of the selection of the Company's independent registered public accountant for 2015 and the advisory vote on compensation of our named executive officers, abstentions will be included in the number of shares voting and will have the effect of a vote against the proposal.

              Default Voting.    A proxy that is properly completed and submitted will be voted at the 2015 Annual Meeting in accordance with the instructions on the proxy. If you properly complete and submit a proxy, but do not indicate any contrary voting instructions, your shares will be voted as follows:

  •
  FOR the nominees for Class III directors named in this proxy statement;

  •
  FOR the approval of the Amended and Restated 2011 Long Term Incentive Plan;

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

  •
  FOR the ratification of the selection of Hein & Associates LLP as the Company's independent registered public accountant for 2015; and

  •
  FOR the approval (on an advisory basis) of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the "SEC").

              If any other business properly comes before the stockholders for a vote at the meeting, your shares will be voted in accordance with the discretion of the holders of the proxy. The Board knows of no matters, other than those previously stated, to be presented for consideration at the 2015 Annual Meeting.

DIRECTORS AND EXECUTIVE OFFICERS

              After the 2015 Annual Meeting, assuming the stockholders elect the nominees of the Board as set forth in "Item One—Election of Directors" below, the Board will be, and, as of the date of this proxy statement, the executive officers of the Company are:

Name	Age	Title	Director Class
James A. Watt(1)(2)(5)	65	Chairman of the Board	I
Marvin M. Chronister(1)(3)(4)(5)	64	Director	III
Kevin A. Neveu(2)(3)(4)	54	Director	II
Gregory P. Raih(1)(3)	67	Director	I
Jeff E. Wojahn(2)(4)(5)	52	Director	III
Richard J. Carty(5)	46	Director, President and Chief Executive Officer	III
Anthony G. Buchanon	55	Executive Vice President and Chief Operating Officer	—
William J. Cassidy	49	Executive Vice President and Chief Financial Officer	—
Christopher I. Humber	42	Executive Vice President, General Counsel and Secretary	—
Wade E. Jaques	42	Vice President and Chief Accounting Officer	—

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Nominating and Corporate Governance Committee.

(4)
Member of the Environmental, Health, Safety and Regulatory Compliance Committee.

(5)
Member of the Reserves Committee.

              The Board has established the size of the Board at seven directors and the Board currently consists of six members with one vacancy. The Company's certificate of incorporation provides for the division of the Company's Board into three approximately equal classes. The current vacancy is in Class II. The term of office for the Class III directors will expire at the 2015 Annual Meeting; the term of office of Class I directors will expire at the Annual Meeting of Stockholders to be held in 2016; and the term of office of the Class II director will expire at the Annual Meeting of Stockholders to be held in 2017. Each Class III director elected at the 2015 Annual Meeting will serve a three-year term or until such director's successor is duly elected and qualified. At each succeeding annual meeting, directors elected to succeed those directors whose terms then expire will be elected for a full term of office to expire at the third succeeding annual meeting of stockholders after their election.

              Set forth below is biographical information about the nominees for director.

              Richard J. Carty was elected as Chairman of the Board upon the Company's formation in 2010 and was appointed by the Board effective November 11, 2014 to serve as the Company's President and Chief Executive Officer at which time he stepped down as Chairman but remained a member of our Board. From 2009 to 2013, he

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

served as President of West Face Capital (USA) Corp, an affiliate of West Face Capital, a Toronto-based investment management firm, and served on the boards of directors of portfolio companies. Prior to that period, Mr. Carty was a Managing Director of Morgan Stanley Principal Strategies where he was responsible for the Special Situations, Strategic Investments and Global Quantitative Equity investment teams. Prior to Mr. Carty's 14 years at Morgan Stanley, he was a partner at Gordon Capital Corp for five years. We believe Mr. Carty's in-depth engagement with the Company since its formation in 2010, his experience in finance, accounting, and risk management, experience managing significant capital resources as an institutional investor in the oil and gas industry and experience on the boards of public companies, bring substantial leadership and skills to our Board.

              Marvin M. Chronister was elected to our Board in March 2011 and appointed by the Board on January 31, 2014 to serve as the Company's Interim President and Chief Executive Officer from January 31, 2014 through November 10, 2014. Mr. Chronister has over 35 years' experience in the oil and gas industry. From 2006 to the present, Mr. Chronister has been an independent investor, energy finance and operations consultant and owner of Enfield Companies. From 2004 until 2006, Mr. Chronister was the Financial Operations Practice Director of Jefferson Wells International, Inc. He served as Managing Director of Corporate Finance for Deloitte & Touche from 1990 to 2003, with previous positions in the oil and gas industry and investment banking. He has also served on several public and private company boards and held leadership positions with numerous industry organizations. Mr. Chronister holds a Bachelor of Business Administration degree from Stephen F. Austin State University and has attended multiple executive development programs. We believe Mr. Chronister's extensive operations and strategic experience in the oil and gas industry, as well as his finance and accounting experience, including his qualification as an audit committee financial expert, brings important and valuable skills to our Board.

              Jeff E. Wojahn was elected as a member of our Board on November 10, 2014. Mr. Wojahn brings over 25 years of oil and gas industry experience to our Board. From 2003 to 2013, Mr. Wojahn served as Executive Vice President of EnCana Corporation and was President of Encana Oil & Gas (USA) Inc. from 2006 to 2013. Beginning in 1985, Mr. Wojahn held senior management and operational positions in Canada and the United States and has extensive experience in unconventional resource play development. He currently serves as a Strategic Advisory Board member for Morgan Stanley Energy Partners. We believe Mr. Wojahn's significant operational and development experience as an executive of other oil and gas companies brings essential skills and perspectives to our Board.

              Set forth below is biographical information about each of the Company's current directors and executive officers.

              James A. Watt was appointed to our Board in August 2012 and elected as Chairman effective November 11, 2014. Mr. Watt has served as director, President and Chief Executive Officer of Dune Energy, Inc. ("Dune Energy") since 2007. Dune Energy filed for Chapter 11 bankruptcy in March 2015. Mr. Watt served as the Chief Executive Officer of Remington Oil and Gas Corporation ("Remington") from February 1998 and the Chairman of Remington from May 2003 until Helix Energy Solutions Group, Inc. ("Helix") acquired Remington in July 2006. From August 2006 through March 2007, he served as the Chairman and Chief Executive Officer of Maverick Oil & Gas, Inc. Mr. Watt currently serves on the board of directors of Helix where he also serves on the compensation and nominating and governance committees. He received a Bachelor of Science in Physics from Rensselaer Polytechnic Institute. We believe that Mr. Watt's extensive experience in the oil and gas industry and board and executive leadership positions at other oil and gas companies bring important experience and industry expertise to our Board.

              Kevin A. Neveu was elected to our Board in March 2011. Mr. Neveu is the President and Chief Executive Officer and a director of Precision Drilling Corporation and has held these positions since joining the company in 2007. Mr. Neveu has 33 years of experience in the oilfield services sector holding technical, marketing, management and senior leadership positions over his career. Previously, Mr. Neveu was President of the Rig

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

Solutions Group of National Oilwell Varco in Houston and has held senior management positions with it and its predecessor companies in London, Moscow, Houston, Edmonton and Calgary. Mr. Neveu currently serves on the board of directors of Finning International and is a former board member of Rig Net. He is also a member of the Advisory Board for The Heart and Stroke Foundation of Alberta, a director for a Canadian national sports non-profit organization, and an advisor for the University of Calgary's School of Public Policy. Mr. Neveu is a director and member of the Executive Committee for the International Association of Drilling Contractors. Mr. Neveu holds a Bachelor of Science degree and is a graduate of the Faculty of Engineering at the University of Alberta, is a professional engineer and has also completed the Harvard Advanced Management Program in Boston, Massachusetts. We believe Mr. Neveu's extensive experience in the oil and gas industry, as well as his experience on the board of directors and serving as management of public energy companies, bring substantial leadership and experience to our Board.

              Gregory P. Raih was elected as a member of our Board in November 2011. Mr. Raih has over 45 years of experience dealing with finance and accounting matters for public and private companies and extensive experience with companies in the oil and gas industry. Mr. Raih currently serves on the boards of directors of (i) General Moly, Inc., a U.S.-based mineral company engaged in the exploration and development of molybdenum projects where he also serves on the audit, finance and governance and nominating committees and (ii) Jonah Energy LLC, a North American exploration and production company, where he also serves as Chairman of the audit committee. Additionally, Mr. Raih is a National Association of Corporate Director's Board Leadership Fellow. Mr. Raih is a certified public accountant and served as a partner at KPMG LLP from 2002 to 2008 and as a partner at Arthur Andersen LLP from 1981 to 2002. Mr. Raih has a degree in Accounting from the University of Notre Dame. Mr. Raih's qualifications as an audit committee financial expert provide an essential skill set relevant to his service on our Board and as the chairman of our Audit Committee.

              Anthony G. Buchanon was named Executive Vice President and Chief Operating Officer on August 12, 2013. He joined the Company in August 2012 as Vice President—Rocky Mountain Engineering. He has more than 30 years of experience in exploration and production operations, including reservoir, completion and production engineering and unconventional oil and gas exploitation. Immediately prior to joining Bonanza Creek, he served as Production Operations Manager for Noble Energy, Inc. and was part of the Wattenberg Business Unit leadership team that was responsible for developing Noble's Wattenberg assets. Before that, he served in a variety of management level engineering and operations roles for companies such as Rosetta Resources Inc. (from 2008-2010), Burlington Resources Inc. (now ConocoPhillips) (from 2004-2008), Trend Exploration Company and Mobil Exploration and Production (now ExxonMobil Corporation). He holds a Bachelor of Science in Petroleum Engineering from Marietta College.

              William J. Cassidy joined the Company on September 9, 2013 to serve as our Executive Vice President and Chief Financial Officer. Most recently, Mr. Cassidy served as the Global Head of Corporate Finance and Treasury for Puma Energy, a midstream and downstream oil company with operations spanning 37 countries and a subsidiary of the commodity trading multinational Trafigura Beheer BV. From 2009-2013, Mr. Cassidy was a Principal at RPA Capital, LLC, an asset management fund focused on commodity producers. He has served as a director of Oasis Petroleum since 2010 and as a director of GasValpo, SA, a Chilean gas distribution company, from 2008 until 2012. From 2008 to 2009, Mr. Cassidy worked as Chief Financial Officer of USDCM, LLC, a Greenwich, Connecticut, based drilling fund. From 1995 until 2008, Mr. Cassidy served in a variety of investment banking roles, including Head of Exploration and Production Investment Banking at Barclays Capital, Principal of the Energy and Power Investment Banking division at Banc of America Securities and Vice President at JPMorgan Chase. He worked as a Geophysicist for Conoco (now ConocoPhillips) from 1989 to 1993. Mr. Cassidy holds a Bachelor of Science in Geology and Math from the National University of Ireland, Cork, a Master of Science in Petroleum Geophysics from the Royal School of Mines, Imperial College, London and a Master of Business Administration (Finance) from the Wharton School of the University of Pennsylvania.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

              Christopher I. Humber serves as the Company's Executive Vice President, General Counsel and Secretary. Mr. Humber joined the Company on January 1, 2012 as its Senior Vice President, General Counsel and Secretary and was promoted to Executive Vice President on August 1, 2014. Before joining us, Mr. Humber was a practicing attorney focusing on mergers and acquisitions and corporate finance matters for public and private companies, most recently as a partner with the law firm Kendall, Koenig & Oelsner PC in Denver, Colorado, where he served as our outside counsel since 2006. Prior to that, he was an associate with the law firm Hogan & Hartson LLP (now Hogan Lovells) in Denver, Colorado and with the law firm Arnold & Porter LLP in Washington, D.C. and McLean, Virginia. Mr. Humber graduated with high honors from Emory University School of Law where he was Editor-in-Chief of the Emory Law Journal and holds a Bachelor of Arts in Biology from the University of Colorado at Boulder.

              Wade E. Jaques serves as the Company's Vice President and Chief Accounting Officer. Mr. Jaques joined Bonanza Creek on December 8, 2010 as its Controller, was promoted to Chief Accounting Officer in September 2011 and was elected a Vice President in November 2012. Prior to joining Bonanza Creek, Mr. Jaques was the Controller and Assistant Corporate Secretary for Ellora Energy Inc., a Colorado based independent oil and gas company, from October 2005 until shortly after its merger with Exxon Mobil Corporation in August 2010. Prior to joining Ellora Energy, Mr. Jaques was an audit manager at Deloitte & Touche's Denver office serving oil and gas clients. Mr. Jaques holds both a Bachelor's and Master's degree in Accountancy from Utah State University and is a certified public accountant in Texas and Colorado.

CORPORATE GOVERNANCE

Our Company

              Bonanza Creek Energy, Inc. is an independent energy company engaged in the acquisition, exploration, development and production of onshore oil and associated liquids-rich natural gas in the United States. Our oil and liquids-weighted assets are concentrated primarily in the Wattenberg Field in Colorado, which we have designated the Rocky Mountain region, and the Dorcheat Macedonia Field in southern Arkansas, which we have designated the Mid-Continent region. In addition, we own and operate oil producing assets in the North Park Basin in Colorado and the McKamie Patton Field in southern Arkansas. The Wattenberg Field is one of the premiere oil and natural gas resource plays in the United States benefiting from a low cost structure and strong production efficiencies. Our management team has extensive experience acquiring and operating oil and natural gas properties and significant expertise in horizontal drilling and fracture stimulation, which we believe will contribute significantly to the development of our sizable inventory of projects, including those targeting the Niobrara and Codell formations in our Rocky Mountain region and oily Cotton Valley sands in our Mid-Continent region. We believe the location, size and concentration of our acreage in our core project areas provide us with an opportunity to increase production, lower costs and further delineate our resources potential.

Corporate Governance Guidelines

              The Board believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duty to stockholders. The Company's Corporate Governance Guidelines cover the following principal subjects:

  •
  Qualifications and Responsibilities of Directors;

  •
  Committees of the Board;

  •
  Director Access to Management and Independent Advisors;

  •
  Director Compensation;

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

  •
  Director Orientation and Continuing Education;

  •
  Chief Executive Officer Evaluation and Management Succession;

  •
  Annual Performance Evaluations;

  •
  The Company's Code of Business Conduct and Ethics;

  •
  Term Limits for Directors; and

  •
  Changed Circumstances of the Company's Directors.

              Our Corporate Governance Guidelines, including a copy of the current "Code of Business Conduct and Ethics," are posted on our website at www.bonanzacrk.com. Our Corporate Governance Guidelines are reviewed periodically and as necessary by our Nominating and Corporate Governance Committee, and any proposed additions to or amendments of the Corporate Governance Guidelines are presented to the Board for its approval.

              The New York Stock Exchange (the "NYSE") has adopted rules that require listed companies to adopt governance guidelines covering certain matters. The Company believes our Corporate Governance Guidelines comply with the NYSE rules.

Board Leadership

              Our Board has separated the chairman and chief executive officer roles. This leadership structure permits the chief executive officer to focus his attention on managing our business and allows the chairman to function as an important liaison between management and the Board, enhancing the ability of the Board to provide oversight of the Company's management and affairs. Our chairman provides input to the chief executive officer and is responsible for presiding over the meetings of the Board and executive sessions of the non-employee directors. In 2015, we expect that an executive session will be held at every regularly scheduled Board meeting. Our chief executive officer is responsible for setting the Company's strategic direction and for the day-to-day leadership performance of the Company. Based on the current circumstances and direction of the Company and the experienced membership of our Board, our Board believes that separate roles for our chairman and our chief executive officer, coupled with a majority of independent directors and strong corporate governance guidelines, is the most appropriate leadership structure for our Company and its stockholders at this time.

Communications with the Board

              Stockholders or other interested parties can contact any director (including Mr. Watt, the Chairman of the Board), any committee of the Board, or our non-employee directors as a group, by writing to them at 410 17th Street, Suite 1400, Denver, Colorado 80202, Attention: Secretary. All such communications will be forwarded to the appropriate member(s) of the Board. Comments or concerns relating to the Company's accounting, internal accounting controls or auditing matters will be referred to members of the Audit Committee.

Director Independence

              The Company's standards for determining director independence require the assessment of our directors' independence each year and periodically as circumstances change. A director cannot be considered independent unless the Board affirmatively determines that such director does not have any material relationship with the Company, including any of the relationships that would disqualify the director from being independent under the rules of the NYSE. The Board assesses the independence of each non-employee director and each non-employee nominee for director under the Company's guidelines and the independence standards of the NYSE and has determined that Messrs. Chronister, Neveu, Raih, Watt and Wojahn are independent. Although classified as

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

independent in 2014, Mr. Carty is not currently considered an independent director due to his appointment as the Company's President and Chief Executive Officer effective November 11, 2014.

              All members of the Company's Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are considered independent, thus satisfying NYSE listing standards.

Director Qualifications

              Our Board believes that individuals who serve as directors should have demonstrated notable or significant achievements in business, education or public service; should possess the requisite intelligence, education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the Company's stockholders. The following are qualifications, experience and skills for Board members which are important to the Company's business and its future:

  •
  Leadership Experience—The Company seeks directors who demonstrate extraordinary leadership qualities. Strong leaders bring vision, strategic agility, diverse and global perspectives, and broad business insight to the Company. They demonstrate practical management experience, skills for managing change, and deep knowledge of industries, geographies, and risk management strategies relevant to the Company. They have experience in identifying and developing the Company's current and future leaders. The relevant leadership experience the Company seeks includes a past or current leadership role in a major public company or recognized privately held entity; a past or current leadership role at a prominent educational institution or senior faculty position in an area of study important or relevant to the Company; a past elected or appointed senior government position; or a past or current senior managerial or advisory position with a highly visible nonprofit organization.

  •
  Finance Experience—The Company believes that all directors should possess an understanding of finance and related reporting processes. The Company also seeks directors who qualify as an "audit committee financial expert" as defined in the SEC's rules.

  •
  Industry Experience—The Company seeks directors who have relevant oil and gas industry experience.

  •
  Diversity of Backgrounds—Although the Board has not established any formal diversity policy to be used to identify director nominees, it recognizes that a current strength of the Board stems from the diversity of perspective and understanding that arises from discussions involving individuals of diverse backgrounds and experience. When assessing a Board candidate's background and experience, the Nominating and Corporate Governance Committee takes into consideration a broad range of relevant factors, including a candidate's ethnic status, gender, professional, cultural, political and geographic background.

Independent Director Share Ownership Requirements

              Our Board has adopted stock ownership guidelines for our independent directors to further align the interests of our independent directors with the interests of our stockholders. Independent directors are required to hold shares of our common stock with a value equal to five times the amount of the annual cash retainer paid to such director for service on our Board. Independent directors are required to achieve the applicable level of ownership within five years of the date on which such independent director was appointed or elected and began participating in our 2011 Long Term Incentive Plan (the "LTIP"). All of our independent directors are in compliance with the stock ownership requirements other than Mr. Wojahn who has until 2019 to satisfy such requirement.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

Oversight of Risk Management

              While the Board oversees our risk management processes, with particular focus on the most significant risks we face, management is responsible for day-to-day risk management. We believe this division of responsibilities is the most effective approach for addressing the risks we face, and that the current Board leadership structure, with Mr. Watt serving as our Chairman of the Board and Mr. Carty serving as our Chief Executive Officer, supports this approach by facilitating communication between management and the Board regarding risk management issues. We also believe that this design places the Board in a better position to evaluate the performance of management, more efficiently facilitates communication of the views of the independent directors and contributes to effective corporate governance. The Board realizes, however, that it is not possible or desirable to eliminate all risk and that appropriate risk-taking is essential in order to achieve the Company's objectives.

              Except as discussed below, the Board as a whole oversees the Company's assessment of major risks and the measures taken to manage such risks. For example:

  •
  the Board provides governance and oversight for the financial and commodity risks assumed by the Company and approves the policies and periodically reviews and discusses with the members of management the procedures and systems in place to identify, review and mitigate the Company's exposure to such risks;

  •
  the Board reviews the Company's commodity price risk and hedging strategy with executive management at least quarterly and provides oversight of the Company's hedging policy; and

  •
  the Board reviews management's capital spending plans, approves the Company's capital budget and requires that management present for Board review significant departures from those plans.

              The Company's Audit Committee is responsible for overseeing the Company's assessment and management of financial reporting and internal control risks, as well as other financial risks, such as the credit risks associated with counterparty exposure. Management and the Company's independent registered public accountants report regularly to the Audit Committee on those subjects.

              The Company's Compensation Committee periodically reviews our compensation programs to ensure that they do not encourage excessive risk-taking and reports its significant findings to the full Board.

Meetings and Committees of Directors

              The Board held nine regular and ten special meetings during 2014, and its independent directors met in executive session fifteen times during 2014. The Board has five standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, the Reserves Committee and the Environmental, Health, Safety and Regulatory Compliance Committee. Each standing committee has adopted a formal charter detailing such committee's duties, functions and responsibilities. The charters for the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are posted on the Company's website, www.bonanzacrk.com, and such charters are drafted in a manner consistent with the regulations of the SEC and standards of the NYSE. The information on our website is not, and shall not be deemed to be, a part of this proxy statement or incorporated herein or into any of our other filings with the SEC.

              In addition to the five standing committees, the Board also established an Executive Search Committee on an ad hoc basis, which led the search for our new Chief Executive Officer during 2014. This Committee was dissolved in November 2014 following the selection of Mr. Carty as our Chief Executive Officer.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

              During 2014, each of our directors attended more than 90% of the Board meetings and no director attended fewer than 75% of the total number of meetings of the Board and meetings of the committees on which he served.

Audit Committee

              The members of our Audit Committee are Messrs. Raih (Chairman), Chronister and Watt. Effective November 11, 2014, Mr. Chronister replaced Mr. Carty as a member of the Audit Committee as a result of Mr. Carty's appointment as President and Chief Executive Officer. The Audit Committee held four meetings in 2014.

              Our Board has determined all three members of the Audit Committee to be financially literate and independent under the standards of the NYSE and SEC regulations and has also determined that Messrs. Raih and Chronister each qualify as an "audit committee financial expert" as defined in SEC regulations. The Audit Committee oversees, reviews, acts on and reports on various auditing and accounting matters to our Board, including: the selection of our independent registered public accountants, the scope of our annual audits, fees to be paid to our independent accountants, the performance of our independent accountants and our accounting and reporting practices and processes. The Board has delegated to the Audit Committee all authority of the Board as may be required or advisable to fulfill the purposes of the Audit Committee as set forth in the Audit Committee's charter. The Audit Committee may form and delegate authority to subcommittees comprised of members of the Audit Committee. In addition, the Audit Committee oversees our compliance programs relating to legal and regulatory requirements and the Company's assessment and management of financial reporting and internal control risks. Additional information regarding the functions performed by the Audit Committee is set forth in the "Audit Committee Report" included herein.

Compensation Committee

              The members of our Compensation Committee are Messrs. Watt (Chairman), Neveu and Wojahn. Effective November 11, 2014, Mr. Wojahn replaced Mr. Carty as a member of the Compensation Committee as a result of Mr. Carty's appointment as President and Chief Executive Officer. The Board has determined that all current members of our Compensation Committee are independent under SEC regulations and the standards of the NYSE. The Compensation Committee held five meetings in 2014.

              The Compensation Committee recommends to the independent directors of the Board for their approval the total compensation of the chief executive officer based on the Compensation Committee's evaluation of the chief executive officer's performance in light of goals and objectives set and approved by the Nominating and Corporate Governance Committee. The chief executive officer makes compensation recommendations for all other executive officers, including salary and annual cash and equity compensation, to the Compensation Committee. The Compensation Committee then reviews such recommendations and makes its own compensation recommendations to the Board. The Compensation Committee also oversees our compensation and benefit plans. The Board has delegated to the Compensation Committee all authority of the Board as may be required or advisable to fulfill the purposes of the Compensation Committee as set forth in the Compensation Committee's charter. The Compensation Committee may form and delegate authority to subcommittees comprised of members of the Compensation Committee. The Compensation Committee has sole authority to retain and dismiss compensation consultants and other advisors that provide objective advice, information and analysis regarding executive and director compensation. These consultants report directly to and may meet separately with the Compensation Committee and may consult with the Compensation Committee Chairman between meetings. Meetings may, at the discretion of the Compensation Committee, include members of the Company's management, other members of the Board, consultants or advisors, and such other persons as the Compensation Committee or its Chairman may determine. Additional information regarding the functions performed by the

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

Compensation Committee is set forth in the "Compensation Discussion and Analysis" section and the "Compensation Committee Report" included herein.

Nominating and Corporate Governance Committee

              The members of our Nominating and Corporate Governance Committee are Messrs. Neveu (Chairman), Chronister and Raih. Effective November 11, 2014, Mr. Chronister replaced Mr. Carty on the Nominating and Corporate Governance Committee as a result of Mr. Carty's appointment as President and Chief Executive Officer. Our Board has determined that all current members of the Nominating and Corporate Governance Committee are independent under SEC regulations and the standards of the NYSE. The Nominating and Corporate Governance Committee held eight meetings in 2014.

              The Nominating and Corporate Governance Committee identifies, evaluates and recommends qualified nominees to serve on our Board, develops and oversees our internal corporate governance processes and maintains a management succession plan. Our Board, through the Nominating and Corporate Governance Committee, evaluates itself annually. The Nominating and Corporate Governance Committee endeavors to achieve an overall balance of diversity of experiences, skills, attributes and viewpoints among our directors. It does not discriminate based upon race, religion, sex, national origin, age, disability, citizenship or any other legally protected status. The Nominating and Corporate Governance Committee is also primarily responsible for reviewing and approving the goals and objectives relevant to the Company's chief executive officer's performance and coordinating the annual evaluation of the chief executive officer's performance based on such goals and objectives. The Board has delegated to the Nominating and Corporate Governance Committee all authority of the Board as may be required or advisable to fulfill the purposes of the Nominating and Corporate Governance Committee as set forth in the Nominating and Corporate Governance Committee's charter. The Nominating and Corporate Governance Committee may form and delegate authority to subcommittees comprised of members of the Nominating and Corporate Governance Committee. Additional information regarding the functions performed by the Nominating and Corporate Governance Committee is set forth in the "Other Matters—Stockholder Proposals; Identification of Director Candidates" section included herein.

Reserves Committee

              The members of the Reserves Committee are Messrs. Chronister (Chairman), Carty, Watt and Wojahn. Mr. Wojahn joined the Reserves Committee effective November 10, 2014 following his appointment to the Board. Our Reserves Committee oversees, reviews, acts on and reports to the Board on matters regarding our reserve engineering reports and reserve engineers. Our Reserves Committee oversees (i) the integrity of our reserve reports, (ii) determinations regarding the qualifications and independence of our independent reserve engineers, (iii) the performance of our independent reserve engineers and (iv) our compliance with certain legal and regulatory requirements relating to reserve reporting.

Environmental, Health, Safety and Regulatory Compliance Committee

              The members of the Environmental, Health, Safety & Regulatory Compliance ("EHS&RC") Committee are Messrs. Chronister (Chairman), Neveu and Wojahn. Mr. Wojhan joined the EHS&RC Committee effective November 10, 2014 following his appointment to the Board. Our EHS&RC Committee's primary purpose is to assist our Board in fulfilling our responsibilities to provide global oversight and support of the Company's environmental, health, safety and regulatory compliance policies, programs and initiatives. In carrying out its responsibilities, the EHS&RC Committee reviews the status of our health, safety and environmental performance, including processes monitoring and reporting on compliance with internal policies and goals and applicable laws and regulations.

Attendance at Annual Meetings

              The Board encourages all directors to attend all annual meetings of stockholders, if practicable. All of our directors attended the 2014 Annual Meeting of Stockholders (the "2014 Annual Meeting"). We anticipate that all of our directors will attend the 2015 Annual Meeting.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

              This compensation discussion and analysis ("CD&A") provides a general description of our executive compensation program and information about its various components. This CD&A is intended to place in perspective the information contained in the executive compensation tables that follow this discussion.

Executive Summary

              The following individuals are referred to as the "named executive officers" for fiscal year 2014 and are included in the Summary Compensation Table:

  •
  Richard J. Carty, President and Chief Executive Officer;

  •
  Anthony G. Buchanon, Executive Vice President and Chief Operating Officer;

  •
  William J. Cassidy, Executive Vice President and Chief Financial Officer;

  •
  Christopher I. Humber, Executive Vice President, General Counsel and Secretary;

  •
  Wade E. Jaques, Vice President and Chief Accounting Officer;

  •
  Marvin M. Chronister, the Company's former Interim President and Chief Executive Officer;

  •
  Michael R. Starzer, the Company's former President and Chief Executive Officer;

  •
  Gary A. Grove, the Company's former Executive Vice President—Engineering and Planning; and

  •
  Patrick A. Graham, the Company's former Executive Vice President—Corporate Development.

              In early 2014, three of the Company's named executive officers departed from the Company and their employment agreements were terminated without cause. Mr. Starzer left the Company in January 2014 and each of Messrs. Grove and Graham left the Company in April 2014. Marvin M. Chronister, a member of the Board, served as the Company's Interim President and Chief Executive Officer from January 31, 2014 through November 10, 2014 at which point he was succeeded by Richard J. Carty, who was appointed by the Board as the Company's President and Chief Executive Officer effective November 11, 2014. Further discussion regarding these executive appointments, departures and payments made in connection with the terminations of departing executives can be found under "2014 and Selected 2015 Compensation Actions—Executive Departures."

              Although the information presented in this CD&A focuses on our fiscal year 2014, we also describe compensation actions taken before or after fiscal year 2014 to the extent such discussion enhances the understanding of our executive compensation disclosure.

              2014 Financial and Operational Highlights.    Although there was a significant decline in the price of our products, and as a result, our stock price, during the fourth quarter of 2014 and first quarter of 2015, the Company delivered strong performance and significant growth in 2014. Our 2014 financial results and operational highlights included:

  •
  Net income of $20.3 million (including $17.0 million from continuing operations), as compared with $69.2 million (including $69.6 million from continuing operations) for 2013;

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

  •
  Total liquidity of $545.6 million at December 31, 2014, consisting of year-end cash balance plus funds available under our revolving credit facility, as compared with $595.0 million at December 31, 2013;

  •
  Increased cash flows provided by operating activities to $327.7 million, as compared with $307.0 million in 2013;

  •
  Acquired approximately 34,000 net acres, leasehold mineral interests and related assets in the Wattenberg Field for approximately $223.7 million which doubled our acreage position within the Rocky Mountain region and allows us to leverage current infrastructure and operational expertise;

  •
  Impairments of $167.6 million due primarily to depressed commodity prices;

  •
  Proved reserves additions of 27.8 million gross barrels of oil equivalents ("MMboe"), exceeding the Company's expectations, primarily as a result of the addition of proved undeveloped reserves in the Rocky Mountain region which were booked directly offsetting proved producing wells drilled prior to 2014. Estimated proved reserves at December 31, 2014 were 89.5 MMboe, a 28% increase from estimated proved reserves of 69.8 MMboe at December 31, 2013. The net increase in reserves of 19.7 MMboe is a result of proved reserves additions in 2014, offset by production;

  •
  Increased production from continuing operations by over 45% to approximately 23,509 barrels of oil equivalent ("Boe") per day, slightly lower than Company expectations for 2014 primarily as a result of midstream disruptions during the second half of 2014, with oil and natural gas liquids production representing approximately 70% of total sales volumes;

  •
  Average production costs per Boe increased by approximately 4% to $8.44 per Boe in 2014 from $8.09 per Boe in 2013, slightly lower than the Company's expectations, primarily as a result of the 45% increase in sales volumes attributable to our drilling program and extreme cold weather experienced during the first and fourth quarters of 2014 which drove up operating costs at a faster pace than sales volumes;

  •
  Managed capital expenditures of $650.8 million, as compared with $447.1 million in 2013, which resulted in average capital efficiency for produced developed producing reserves of $26.30 per Boe, marginally lower than the Company's 2014 expectations;

  •
  Drilled 126 and completed 121 productive wells within the Rocky Mountain region and drilled 48 and completed 50 productive wells within the Mid-Continent region during 2014;

  •
  Realized positive drilling results on Wattenberg Field catalyst wells which included the delineation of the Niobrara B bench and Codell formation, 40-acre downspacing in the Niobrara B bench and additional extended reach lateral wells in the Niobrara B and C benches;

  •
  Increased the amount of our borrowing base under our revolving credit facility by $150 million to $600 million during 2014;

  •
  Successfully managed the transition of the office of the Chief Executive Officer to Mr. Carty; and

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

  •
  In a depressed commodity market, generated a total shareholder return percentile ranking (based on share price appreciation during 2014 as compared to our 2014 peer group) of 66.7%.

Company Ticker	TSR	Absolute Ranking	Percentile Ranking

FANG	22%	1	100%
CRZO	–2%	2	91.7%
GPOR	–24%	3	83.3%
PDCE	–34%	4	75%
BCEI	–44%	5	66.7%
ROSE	–48%	6	58.3%
NOG	–52%	7	50%
BBG	–61%	8	41.7%
AREX	–62%	9	33.3%
SFY	–66%	10	25%
REXX	–68%	11	16.7%
GDP	–68%	12	8.3%
REN	–81%	13	0%

              Oil prices drastically declined in the fourth quarter of 2014 due, in part, to a stronger U.S. dollar and high global supplies of crude oil. The price decline of our products caused us to experience a significant decline in our stock price during the fourth quarter of 2014 and the first quarter of 2015. However, our management continues to take proactive steps to position the Company to successfully weather the current low commodity price environment. In response to depressed oil prices, in 2015 we successfully executed on a secondary equity offering generating net proceeds of $202.8 million, scaled back our capital budget and rig count and have realized a significant decrease in well costs, with the potential to realize more cost reductions over the remainder of the year. In addition, we have approximately 60% of 2015 projected volumes hedged at more attractive than current prices.

              Features of Our Compensation Program.    We strive to create a compensation program that encourages long-term value creation by tying individual compensation to the attainment of our annual performance targets and the long-term performance of our stock while acknowledging and fostering the unique qualifications, skills, experience and responsibilities of each individual.

              The following table summarizes the key features of our executive compensation program.

Best Practices in Our Executive Compensation Program

✓	Pay for Performance—Our executives' total compensation is substantially weighted toward performance-based pay. Our annual cash incentive awards, which are fully at-risk, are based on performance against pre-set key financial, operational and strategic execution performance indicators. Our long-term equity compensation awards are now comprised of 50% performance stock units which are earned based on our relative total shareholder return against our peers and are fully at-risk.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

✓	External Benchmarking—Our Compensation Committee reviews competitive compensation data based on an appropriate group of exploration and production peer companies prior to making annual compensation decisions.
✓
Mitigation of Undue Risk—We conduct a risk assessment annually to carefully consider the degree to which compensation plans and decisions affect risk taking. We do not believe that any of the compensation arrangements in place are reasonably likely to have a material adverse impact on the Company.
✓	Robust Stock Ownership—We have adopted robust stock ownership guidelines for our executives and directors.
✓	Minimum Vesting—Our annual equity awards provide for minimum three-year vesting, except in limited circumstances involving certain terminations of employment.
✓
Double-Trigger Equity Acceleration upon a Change in Control—Under our Amended and Restated Executive Change in Control and Severance Plan (the "Severance Plan"), vesting acceleration of equity incentives following a change in control only occurs if the executive is terminated without cause or resigns for good reason within 18 months following a change in control.
✓	Independent Compensation Consultant—We have engaged an independent executive compensation advisor who reports directly to the Compensation Committee and provides no other services to the Company.
✓	Focus on Total Compensation—Our Compensation Committee conducts a detailed analysis of total compensation prior to making annual executive compensation decisions.
✓	Consistently Timed Awards—Awards are not timed for recipients to benefit from the release of material, non-public information.

Practices that We Do Not Engage in or Allow

No Excise Tax Gross-Ups—Neither our Severance Plan nor our employment agreements provide for excise tax gross-ups.
No Repricing or Backdating—Our LTIP prohibits the repricing, backdating or buyouts of stock options or stock appreciation rights.
No Hedging or Derivative Transactions in Company Stock—We prohibit our executives from engaging in any short-term trading, short sales, option trading or hedging transactions related to our common stock. We also prohibit our executives from purchasing our common stock on margin.

Minimal Perquisites—We offer minimal perquisites to the Company's executives few of which are not offered to all of the Company's employees. The Company believes executive salary and short-term incentive program ("STIP") payments, as well as LTIP grants, fully compensate our executives.

              Compensation Committee Consideration of 2014 Stockholder Advisory Vote on Our Compensation Program.    Our Compensation Committee is continuously mindful of our stockholders' views on executive compensation. We

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

believe our stockholders' strong support of our executive compensation program at our 2014 Annual Meeting reaffirmed our compensation program. At our 2014 Annual Meeting, approximately ninety-eight percent (98%) of the advisory votes cast voted to approve our named executive officer compensation. The Company will hold an advisory vote on executive compensation every year until the next required advisory vote with respect to the frequency of advisory votes on executive compensation, which will occur at the Company's annual meeting of stockholders in 2018.

              Highlights of 2014 Compensation Actions.    As a result of the strong support from our stockholders for our compensation programs, discussions with our investors and ongoing deliberations by our Compensation Committee (with input from the Compensation Consultant as described below), we made slight changes to our executive compensation program in 2014. The table below summarizes key actions taken in 2014:

Element	Action
Competitive Base Salary Increases	In early 2014, after assessing market benchmarks and decisions on our executive officers' individual performances, corporate performance, industry increases and the competitive aspects of the oil and gas industry, our continuing named executive officers received annual increases to their base salaries which averaged approximately 12% from the prior year.
STIP Metrics	A new general and administrative metric was added to the 2014 STIP key performance indicator ("KPI") guidelines to encourage Company-wide focus on meaningful cost reductions which was applied after calculation of standard KPIs and offered the potential to adjust the 2014 STIP payment by 10% (positive or negative) for all continuing named executive officers and employees.
LTIP Equity Mix	In 2014, we increased the use of performance stock units such that our 2014 long-term equity grants were comprised of 50% performance stock units and 50% shares of restricted stock. Additionally, the 2014 grants vary slightly from the performance stock units granted during 2013 in that the satisfaction of the performance conditions for the performance stock units granted during 2014 are determined at the end of each annual measurement period over the course of the three-year performance cycle in an amount up to two-thirds of the target number of performance stock units eligible for vesting, such that an amount equal to 200% of the target number of performance stock units may be earned during the performance cycle although none of the stock is received until the end of the full three-year cycle.
Peer Group	Slight changes were made to the Company's peer group to more closely align peer compensation benchmarking with companies possessing a more similar corporate profile and outlook.

              2015 Changes to our Compensation Program.    Our Board and Compensation Committee remain focused on structuring our compensation program to ensure proper alignment of pay with performance. In light of drastically changed market conditions from December 2013 to December 2014, we recently made changes to our executive compensation program designed to further align executive and stockholder interests. Those changes include:

  •
  no increases to base salary for any named executive officer in 2015; and

  •
  the addition of a new KPI for our named executive officers related to execution of the Company's strategic plan, as presented to and approved by the Board, emphasizing our focus on the critical nature of successful execution of the Company's business plan in a depressed market.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

Methods to Achieve Compensation Objectives

              At Bonanza Creek, we view our employees as an investment for the future. We invest in our people to grow our business and deliver more value to our stockholders. The objectives of our compensation program are:

  •
  to attract, retain and motivate the most qualified individuals in the oil and gas industry whom we can identify and recruit;

  •
  to provide total compensation that aligns compensation levels with performance and that is flexible enough to respond to changing market conditions; and

  •
  to align the interests of our executives with our stockholders' interests.

              We design our compensation program to reward employees for performance that creates stockholder value, in that incentive compensation is only earned by successfully implementing our long-term strategy or by achieving our short-term goals. Our compensation program, including review of benefits and perquisites, is reviewed by our Compensation Committee annually.

Executive Compensation Risk

              The Compensation Committee has designed our short-term and long-term compensation programs with features that reduce the likelihood of excessive risk-taking, including an appropriate mix of cash and equity and short-term and long-term incentives, caps on short-term bonus program payouts, an appropriate weighting of fixed and at-risk compensation components, a balance of operating and financial performance measures, significant stock ownership requirements for officers, extended vesting schedules on equity grants and prohibitions on engaging in derivative transactions in our common stock. We do not believe that our current or proposed compensation policies and practices encourage excessive or unnecessary risk-taking and have determined that risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on us.

Setting Executive Officer Compensation

              Role of Our Board and Compensation Committee.    Our Compensation Committee (i) oversees our compensation programs on behalf of our Board; (ii) is responsible for proposing programs for approval by our Board that attract, retain and motivate qualified executive-level talent; (iii) monitors our compensation programs and strives to ensure that the total compensation paid to our executive officers is fair, reasonable and competitive with total compensation provided to executive officers serving in similar roles and with similar responsibilities in other U.S. publicly traded energy companies; and (iv) makes proposals to our independent directors regarding the compensation of our chief executive officer. Our chief executive officer makes proposals to our Compensation Committee regarding the compensation of our other executive officers. The Compensation Committee has the sole authority to retain, amend the engagement with and terminate any compensation consultant to be used to assist in the evaluation of director or executive officer compensation. The Compensation Committee has sole authority to approve the compensation consultant's fees and other retention terms and has authority to cause the Company to pay the fees and expenses of the compensation consultant. Following receipt and review of compensation recommendations from our Compensation Committee, the Board, together with the Compensation Committee, approves executive officer compensation.

              Role of the Compensation Consultant.    The Compensation Committee has selected Longnecker & Associates (the "Compensation Consultant") to serve as a consultant to the Compensation Committee on compensation-related issues for each year since the Company's initial public offering. Our Compensation

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

Committee chose the Compensation Consultant because our Compensation Committee believes the Compensation Consultant has extensive experience in providing executive compensation advice, including specific experience in the oil and gas industry. Our Compensation Committee continues to believe it is beneficial to have an experienced, independent third party assist it in evaluating and setting executive compensation. On an annual basis and when otherwise required, the Compensation Consultant provides our Compensation Committee with an analysis of our executive compensation programs, including total direct compensation comprised of base salary, annual incentives and long-term incentive compensation, in order to assess the competitiveness of our programs and to provide conclusions and recommendations. Additionally, the Compensation Consultant attends meetings with the Compensation Committee and the Board, reviews Company public disclosures and serves as a resource for the Chairman of our Compensation Committee on an as-needed basis. Each year, in making a determination to retain the Compensation Consultant, the Compensation Committee assesses the independence of the Compensation Consultant pursuant to SEC rules and considers, among other things, whether the Compensation Consultant provides any other services to us, the policies of the Compensation Consultant that are designed to prevent any conflict of interest between the Compensation Consultant, the Compensation Committee and us, any personal or business relationships between the Compensation Consultant and a member of the Compensation Committee or one of our executive officers and whether the Compensation Consultant owns any shares of our common stock. Based, in part, on representations made by the Compensation Consultant, the Compensation Committee has concluded that the Compensation Consultant does not have any conflicts of interest in the representation of our Compensation Committee. While the Compensation Consultant makes recommendations to our Compensation Committee on compensation, our Compensation Committee and Board make and implement compensation decisions and have full discretion to do so independent of the Compensation Consultant's recommendations. The Compensation Committee also has the right to terminate the services of the Compensation Consultant and appoint a new compensation consultant at any time. For fiscal 2014, our Compensation Committee took into consideration the discussions, guidance and compensation studies produced by the Compensation Consultant to make compensation decisions.

              Competitive Benchmarking and Peer Group.    Our Compensation Committee considers competitive industry data in making executive pay determinations. For 2014, as a result of evolving industry and competitive conditions, the Compensation Consultant proposed certain revisions to the peer group companies for our Compensation Committee's review. After discussions with the Compensation Consultant and reviewing the Compensation Consultant's recommendation of a peer group based on companies with annual revenue, assets, net income, market capitalization and growth profile similar to ours, taking into account geographic footprint and employee count, our Compensation Committee revised the composition of the peer group (the "2014 Peer Group") for determining compensation levels and performance stock units in 2014 to include the following companies:

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

Name	Ticker	Revenue ($MM)	Market Capitalization ($MM)	Enterprise Value ($MM)

Approach Resources Inc.	AREX	261	254	654
Bill Barrett Corporation	BBG	470	564	1,227
Carrizo Oil & Gas, Inc.	CRZO	697	1,919	3,259
Diamondback Energy, Inc.	FANG	496	3,401	4,278
EPL Oil & Gas, Inc.	EPL	–	–	–
Goodrich Petroleum Corporation	GDP	212	200	771
Gulfport Energy Corporation	GPOR	671	3,575	4,149
Kodiak Oil & Gas Corp.	KOG	–	–	–
Northern Oil and Gas, Inc.	NOG	424	345	1,142
PDC Energy, Inc.	PDCE	545	1,482	2,131
Resolute Energy Corporation	REN	324	102	874
Rex Energy Corporation	REXX	305	276	939
Rosetta Resources, Inc.	ROSE	1,022	1,372	3,338
Swift Energy Company	SFY	549	178	1,252
25th Percentile		310	214	890
Median		483	455	1,240
75th Percentile		641	1,810	3,318
Bonanza Creek Energy, Inc.	BCEI	546	991	1,829
BCEI Percentile Rank		64%	58%	59%

*
Data source—Bloomberg. Revenue, market capitalization (total value of issued and outstanding shares) and enterprise value (market capitalization plus outstanding debt, minority interests and preferred shares but excluding cash and cash equivalents) as of December 31, 2014.

              The Compensation Committee's annual review of the Company's peer group resulted in the removal of Magnum Hunter Resources Corp. because of their complex capital structure, diversification of midstream and services-related business units and, following a recent divestiture, shift in production focus away from oil and natural gas liquids to predominantly natural gas assets. The Compensation Committee added the following companies to the Company's 2014 Peer Group, which are similarly sized to us and thus more appropriate with respect to executive compensation benchmarking: Bill Barrett Corporation and Diamondback Energy, Inc.

              The Compensation Consultant compiled compensation data for the 2014 Peer Group from a variety of sources, including proxy statements and other publicly filed documents. It also compiled published survey compensation data from multiple sources, including the Economic Research Institute, Mercer and Towers Watson. The compensation of our executive officers and the Company's total shareholder returns for purposes of determining awards of performance stock units was then compared with this 2014 Peer Group and survey data.

              Utilizing data obtained from the Compensation Consultant, we establish compensation standards for our executive officers using compensation levels at or near the market midpoint, or 50th percentile, as a guideline or starting point, and adjust such benchmarks as appropriate for individual considerations such as experience, performance, tenure and job responsibilities. The Compensation Consultant determines the market benchmarks by the average of (i) compensation data for our current peer group and (ii) compensation data from published surveys in our industry. Notwithstanding the 50th percentile benchmarking, the 2014 targeted total direct compensation of our named executive officers was between the 25th and 50th percentile of the 2014 Peer Group

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

and survey data, with our President and Chief Executive Officer's total direct compensation falling below the 25th percentile due to the nature of his new appointment at the position.

              Role of CEO and Other Executive Officers in Determining Executive Compensation.    The Compensation Committee, after reviewing the information provided by the Compensation Consultant and considering other factors, determines each element of compensation assessed against the Company's rigorous goals. When making determinations about each element of compensation for the other executive officers, the Compensation Committee considers recommendations from our Chief Executive Officer. Additionally, at the Compensation Committee's request, our executive officers may assess the design of, and make recommendations related to, our compensation and benefit programs, including recommendations related to the performance measures used in our incentive programs. The Compensation Committee is under no obligation to use these recommendations and is conscious of the need for the evaluation and incorporation of an effective independent and stockholder-focused compensation review process.

Elements of Our Compensation and Why We Pay Each Element

              Our Compensation Committee, assisted by the Compensation Consultant and executive management, continues to develop compensation programs that provide our executive officers with an overall compensation package tailored to our Company, subject to ratification or approval by our Board. With respect to our named executive officers, our Compensation Committee designs these programs to consist of five elements: base salary, annual performance-based cash incentive compensation (STIP), long-term equity-based compensation (LTIP), severance and change-in-control benefits and other employee benefits and perquisites as set forth below.

Compensation Element	Description	Purpose
Base Salary	Fixed pay for performing day-to-day responsibilities; reflects individual experience, education, tenure in role, performance, internal pay equity and market compensation based on our peer group	Attract and retain qualified employees; and recognize skills, competencies, experience and individual contributions
STIP	Annual cash incentive opportunity depending upon annual performance in key metrics	Motivate management to achieve key short-term goals; attract and retain executive talent; and align executives' interests with stockholders' interests
LTIP (comprised of Restricted Stock and Performance Stock Units)	Equity-based compensation opportunity depending upon our long-term performance based on an individual's position and total shareholder return of the Company relative to our peer group	Drive stockholder value creation; align management interests with stockholders; encourage retention; reward long-term Company performance and conserve cash resources
Severance and Change in Control	Lump sum cash payments of salary and bonus multiples, accelerated equity vesting and continuation of COBRA benefits following certain termination events	Eliminate or reduce the reluctance of executives to pursue potential corporate transactions that could benefit the Company, but result in adverse consequences to the executive's employment; and clarify termination benefits
Other Compensation: Benefits and Perquisites	401(k) match; parking; health club reimbursement; medical, dental, life and disability insurance	Attract and retain highly qualified employees and support the overall health and well-being of all employees

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

              Pay-for-Performance.    Our pay-for-performance philosophy is demonstrated in the mix of compensation that we provide to our named executive officers. A significant portion of our named executive officers' compensation is in the form of annual cash incentives and long-term equity-based incentives under the LTIP. Each of these incentives plays a role in aligning pay with the Company's performance and aligning the long-term financial interests of our named executive officers with those of our stockholders. In addition, compensation that is paid in the form of restricted stock instead of cash is at-risk, because its value varies with changes in the stock price and because it is forfeitable if the executive voluntarily terminates employment prior to vesting. With a considerable percentage of their compensation paid in equity, our named executive officers have a significant stake in the long-term success of the Company along with all other stockholders. The following charts illustrate the mix of pay for both our current President and Chief Executive Officer as well as our other continuing named executive officers in 2014 (percentages are based on each named executive officer's current base salary and target amounts of compensation with respect to STIP and LTIP awards). Additionally, as the charts below further illustrate, 82% and 77% of total target compensation for our chief executive officer and other continuing named executive officers, respectively, is attributable to the performance-based STIP and LTIP, and thus is variable and tied to performance of the Company (i.e. "at-risk").

2014 and Selected 2015 Compensation Actions

              Base Salary.    Base salary is intended to provide a guaranteed amount of compensation that recognizes the level of responsibility and authority of each individual executive and compensates for the individual executive's day-to-day contributions to the Company's success. In March 2014, based on the Compensation Committee's review of market benchmarks and decisions on our executive officers' individual performances, corporate

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

performance, industry increases and competitive aspects of the oil and gas industry, the Board approved the following 2014 salaries for the named executive officers:

Name	2013 Base Salary ($)	2014 Base Salary(1) ($)	Increase
Richard J. Carty(2)	—	575,000	—
Anthony G. Buchanon(3)	300,000	350,000	17%
William J. Cassidy	325,000	350,000	8%
Christopher I. Humber	262,500	295,000	12%
Wade E. Jaques	236,250	260,000	10%
Marvin M. Chronister(4)	—	—	—
Michael R. Starzer(5)	400,000	—	—
Gary A. Grove(6)	294,000	294,000	—
Patrick A. Graham(6)	291,690	291,690	—

    (1)
    2014 base salary increases were effective as of March 16, 2014.

    (2)
    Mr. Carty's employment commenced on November 11, 2014.

    (3)
    Mr. Buchanon was promoted from Vice President—Rocky Mountain Engineering to Executive Vice President and Chief Operating Officer effective August 12, 2013. The 2013 Base Salary included reflects Mr. Buchanon's salary following his promotion.

    (4)
    Mr. Chronister received a monthly salary of $50,000 in consideration for his services as the Company's Interim President and Chief Executive Officer from January 31, 2014 through November 10, 2014.

    (5)
    Mr. Starzer departed from the Company effective January 31, 2014.

    (6)
    Messrs. Grove and Graham departed from the Company effective April 1, 2014.

              As a result of depressed commodity prices, the Company's named executive officers have not received any salary increases for 2015.

              Annual Cash Incentive Awards.    All of our employees, including our named executive officers, are eligible to receive annual cash incentive awards tied to both the Company's performance and the underlying individual's performance. We believe the annual cash incentive awards help us to:

  •
  attract and retain executive talent;

  •
  motivate management to achieve key short-term corporate goals; and

  •
  align executives' interests with stockholders' interests.

              2014 STIP.    Our STIP, providing for the award of annual cash incentive bonuses to certain of our employees, including our named executive officers, to reward employees for their performance in helping the Company achieve its short-term goals, is contemplated by the LTIP (discussed below). The STIP provides that the aggregate pay-out of awards, as well as individual awards for our named executive officers, must be approved by the Compensation Committee prior to the payment. The Compensation Committee has the authority to adjust STIP awards in its discretion, but may only make downward adjustments for named executive officers. Under the STIP, a named executive officer's annual cash incentive is determined by the Company's achievement of certain Company-wide KPIs, set and communicated to each executive prior to or at the beginning of each performance period.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

              For the 2014 STIP, the Company KPIs were consistent with the Company's 2014 operating plan and included the following metrics as they relate to the Company's core assets in the Rocky Mountain region and Mid-Continent region:

2014 Company KPI	Definition	Why We Use It
Production	The amount of oil and gas produced per day, measured in Boe	Rewards efforts used to align the Company's critical operation, producing oil and gas, with the operating plan and growth strategy
Lease Operating Expenses	Production costs, measured in Boe, of maintaining and operating property and equipment on a producing oil and gas lease	Incentivizes efficient use of production costs to improve profitability
Proved Reserves Additions	Additions to the categories of proved developed producing reserves ("PDP"), proved developed non-producing reserves ("PDNP") and proved undeveloped reserves ("PUD") resulting from execution of the Company's 2014 capital budget plus engineering revisions to the 2013 year-end proved reserves estimates	Motivates efforts to increase reserves in alignment with the Company's growth outlook
Capital/PDP Developed	Capital per PDP developed is calculated by dividing the appropriate 2014 budgeted capital by "PDP developed" (equal to the net reserves volume that moves into the PDP category from PDNP, PUD, unproved reserves, resource or exploration during the year as a result of capital or expense dollars spent)	Encourages capital efficiency, measured against additions to PDP
Adjusted G&A	General and administrative costs, excluding cash severance payments, payments related to transitioning to a new Chief Executive Officer and increased expenses resulting from exceeding target KPIs	Encourages Company-wide focus on cost reductions to improve profitability

              Pursuant to the 2014 STIP, target payouts were set at 100% of base salary for our president and chief executive officer, 90% of base salary for our executive vice presidents and 75% of base salary for our other executive officers. For purposes of calculating the STIP, base salary is the named executive officer's effective salary as of the end of the 2014 fiscal year. For 2014, the actual payouts were subject to a range generally based on the following categories: threshold (50% of target), target performance (100% of target) and exceptional performance (200% of target), with performance between such ranges interpolated on a linear basis. Exceptional performance is a "stretch" goal that, while achievable, removes all of the risk from our operating expectations and requires operational performance consistently at the high end of the range for each individual project. To prevent undue risk taking, the maximum payout under the STIP in 2014 for named executive officers was capped at two times each such officer's target payout, i.e., 200% of base salary for our president and chief executive officer, 180% of base salary for our executive vice presidents and 150% of base salary for our other executive officers.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

              The following table summarizes the Company's 2014 performance in the areas considered by our Compensation Committee.

2014 Company KPI	Weight	2014 Company Performance	Threshold (50%)	Target (100%)	Maximum (200%)	% of Target Bonus Achieved
Production	30%	Production averaged 23,509 Boe/d during 2014, slightly under the midpoint of our operating expectations.	22,200 Boe/d	24,200 Boe/d	26,200 Boe/d	83%
Lease Operating Expenses	25%	Lease operating expenses, as adjusted to remove discontinued operations, averaged $8.41/Boe during 2014 which was near the midpoint of our operating expectations.	$8.75/Boe	$8.30/Boe	$7.30/Boe	90%
Capital/PDP Developed	25%	Capital/PDP Developed averaged $26.30/Boe for 2014 which was near the midpoint of our operating expectations.	$32.80/Boe	$25.80/Boe	$22.40/Boe	96%
Proved Reserves Additions	20%	Proved Reserves Additions totaled 27.8MMBoe for 2014 which exceeded our operating expectations.	20.2MMBoe	24.4MMBoe	28.6MMboe	174%
KPI SUBTOTAL (Pre-G&A Adjustment)	100%					106%

              The 2014 STIP payment was then subject to adjustment by up to 10% (positive or negative) as a result of the 2014 Adjusted G&A (the "G&A Adjustment") based on the following:

Adjusted G&A (per Boe)	G&A Adjustment
>$7.50	–10%
$7.01-$7.50	–5%
$6.25-$7.00	0%
$5.75-$6.24	+5%
<$5.75	+10%

              The Company's 2014 Adjusted G&A was $6.24/Boe which resulted in an increase of 5% to the total STIP payout such that the aggregate STIP payout totaled an implied percentage of target bonus payout of 111%.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

              Following the end of 2014, our Compensation Committee reviewed our performance for 2014 with members of management and our full Board to determine the cash incentive award amounts to be awarded to our named executive officers pursuant to the 2014 STIP KPIs. Actual averaged results we attained with respect to the Company performance metrics for 2014 were above our targeted performance goals and, as a result, each named executive officer (other than Messrs. Chronister, Starzer, Grove and Graham) was awarded a bonus at 111% of target. Messrs. Starzer, Grove and Graham were ineligible to receive a bonus pursuant to the terms of the 2014 STIP because of their departures from the Company prior to the determination and payout of the 2014 STIP awards. Mr. Chronister was ineligible to receive a bonus pursuant to the terms of the 2014 STIP because of the interim nature of his employment. The actual bonus amounts paid to our named executive officers (other than Messrs. Chronister, Starzer, Grove and Graham) in March 2015 were as follows:

Name	2014 STIP Award ($)
Richard J. Carty	89,421	(1)
Anthony G. Buchanon	350,595
William J. Cassidy	350,595
Christopher I. Humber	266,896	(2)
Wade E. Jaques	115,752

(1)
Prorated for partial year of employment.

(2)
Prorated to account for a mid-year promotion.

              2015 STIP.    In March 2015, the Board approved the 2015 STIP KPIs for the named executive officers which are substantially similar to the 2014 KPIs and include the G&A Adjustment component. However, a new KPI was added in lieu of Proved Reserve Additions that is designed to reward our named executive officers for their contributions to the execution of the Company's strategic plan, as presented to and approved by the Board. Payouts for the Company's executive officers in 2015 are: 100% (target) and 200% (maximum) for our president and chief executive officer; 90% (target) and 180% (maximum) for our executive vice presidents; and ranging from 40-75% (target) and 80-150% (maximum) for our other executive officers.

              Long-Term Equity-Based Incentives.    Beginning in 2013, our Compensation Committee began to grant both restricted stock awards and performance stock units to our named executive officers and key employees. We believe restricted stock awards and performance stock units have retentive attributes and effectively align our executive officers' interests with the interests of our stockholders on a long-term basis. Performance stock units also have an additional performance-based component that compares our performance with that of our peer companies. We believe this combination of long-term equity awards appropriately provides incentives that capture absolute total return performance of our common stock as well as awards that also capture variable performance relative to the performance of other oil and gas companies of our peer group. The Compensation Committee may determine in the future that different and/or additional award types are appropriate.

              In determining 2014 awards under our LTIP, our Compensation Committee reviewed the market analysis provided by the Compensation Consultant. In addition, the Compensation Committee reviewed recommendations from our chief executive officer for awards to named executive officers other than himself. The Compensation Committee compared such recommendations against the Compensation Consultant's market analysis to assist in determining the appropriate amount of equity to grant to each named executive officer based on market data, while also taking into consideration the Company's performance as well as individual performance and retention objectives. A similar methodology was used in determining the 2015 LTIP awards.

              In 2014, each of our named executive officers (other than Messrs. Chronister, Starzer, Grove and Graham) received 50% of his LTIP award in the form of shares of restricted stock and 50% of his LTIP award in

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

the form of performance stock units. The amount and type of equity granted to our continuing named executive officers in 2014 were as follows:

Name	Targeted Long-Term Equity Grant Value ($)	Shares of Restricted Stock (#)	Performance Stock Units (#)
Richard J. Carty(1)	1,500,000	18,546	18,546
Anthony G. Buchanon(2)	1,137,500	12,450	12,450
William J. Cassidy(2)	1,137,500	12,450	12,450
Christopher I. Humber(2)	737,500	8,072	8,072
Wade E. Jaques(2)	455,000	4,980	4,980

  (1)
  Sign-on grant received by Mr. Carty upon his commencement of employment effective November 11, 2014. The number of shares of restricted stock and number of performance stock units awarded was determined based on the closing price of the Company's stock on November 11, 2014, the date of the grant. Values reported exclude shares of restricted stock granted to Mr. Carty in connection with his service on the Company's Board.

  (2)
  The number of shares of restricted stock and number of performance stock units awarded was determined using a volume-weighted average price for the 10 trading days leading up to the filing of our Annual Report on Form 10-K for the year ended December 31, 2013. The grant date accounting values for the 2014 awards, which differ slightly from the targeted values above, are reflected in the "Summary Compensation Table" and the "Grants of Plan-Based Awards" table contained in this proxy statement.

              Restricted Stock.    The 2014 restricted stock awards vest over a three-year period, provided the award recipient remains continuously employed through the applicable vesting dates. For Messrs. Buchanon, Cassidy, Humber and Jaques, the first 1/3 tranche vested in March 2015, the second 1/3 tranche will vest in March 2016 and the final 1/3 tranche will vest in March 2017, in each case, subject to their continued employment. The vesting of these awards will accelerate in full if the named executive officer's employment is terminated without cause or due to a resignation for good reason or death or disability, and the awards are subject to the accelerated vesting provisions contained in their respective employment agreements and the Company's Severance Plan. These accelerated vesting provisions are described in greater detail below in the section entitled "Severance Plan." Mr. Carty's restricted stock award was granted upon the commencement of his employment with the Company in November 2014 and vests annually in equal increments over a period of three years. While a named executive officer holds unvested restricted shares, he is entitled to vote and receive dividends, if any, on the shares.

              Performance Stock Units.    The 2014 performance stock units are subject to a designated three-year performance cycle beginning on January 1, 2014 and ending on December 31, 2016. Satisfaction of the performance conditions for the performance stock units granted during 2014 are determined at the end of each annual measurement period over the course of the three-year performance cycle in an amount up to two-thirds of the target number of performance stock units that are eligible for vesting (such that an amount equal to 200% of the target number of performance stock units may be earned during the performance cycle) although no stock is actually awarded to the participant until the end of the entire three-year performance cycle. Any performance stocks units that have not vested at the end of the applicable measurement period are forfeited. The performance criterion for the performance stocks units are based on a comparison of the Company's total shareholder return ("TSR") for the annual measurement period compared with the TSRs of a group of peer companies for the same annual measurement period. The TSR for the Company and each of the peer companies is determined by dividing (A)(i) the average share price for the last 30 trading days of the applicable measuring period, minus (ii) the average share price for the 30 trading days immediately preceding the beginning of the applicable measuring period, by (B) the average share price for the 30 trading days immediately preceding the beginning of the applicable measuring period. The number of earned shares of our common stock will be calculated based on

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

which quartile our TSR percentage ranks as of the end of the annual measurement period relative to the other companies in the comparator group as follows:

Quartile Ranking (Percentile Ranking)	Percent of Eligible Initial Performance Stock Units Earned
99th percentile	100%
75th percentile or above	75%
50th to 75th percentile	50%
25th to 50th percentile	25%
Less than the 25th percentile	–%

              If the Company is ranked between any of these payout levels, the percentage multiple will be interpolated on a linear basis based on the actual percentile ranking of the Company. All 2014 performance stocks units earned after each of the three annual measurement periods will be settled in shares of the Company's common stock following the end of the three-year performance cycle.

              2015 LTIP.    In April 2015, the Board and Compensation Committee made restricted stock and performance stock unit grants to our continuing named executive officers as set forth in the table below. The shares of restricted stock will vest, subject to continued employment, over a three-year period commencing March 15, 2015, with one-third vesting on each anniversary of March 15, 2015. The performance stock unit grants are similarly structured to the 2014 grants such that they are subject to a designated three-year performance cycle beginning on January 1, 2015 and ending on December 31, 2017. Satisfaction of the performance conditions for the performance stock units granted during 2015 are determined at the end of each annual measurement period over the course of the three-year performance cycle in an amount up to two-thirds of the target number of performance stock units that are eligible for vesting (such that an amount equal to 200% of the target number of performance stock units may be earned during the performance cycle) although no stock is actually awarded to the participant until the end of the entire three-year performance cycle.

Name	Targeted Long-Term Equity Grant Value ($)(1)	Shares of Restricted Stock (#)	Performance Stock Units (#)
Richard J. Carty	2,012,500	34,734	34,734
Anthony G. Buchanon	1,312,500	22,652	22,652
William J. Cassidy	1,312,500	22,652	22,652
Christopher I. Humber	826,000	14,256	14,256
Wade E. Jaques	455,000	7,852	7,852

  (1)
  The number of shares of restricted stock and number of performance stock units awarded was determined using a volume-weighted average price for the 10 trading days leading up to the filing of our Annual Report on Form 10-K for the year ended December 31, 2014.

              Employment Agreements.    Each of our continuing named executive officers are parties to an employment agreement (each, an "Employment Agreement" and collectively, the "Employment Agreements") with the Company. The Company entered into an Employment Agreement with (i) Mr. Humber in April 2013, (ii) Messrs. Cassidy and Buchanon in August 2013, (iii) Mr. Jaques in March 2014 and (iv) Mr. Carty in November 2014. The Employment Agreements entitle the executives to participate in the Severance Plan (described below), which provides for a double-trigger equity acceleration and a double-trigger termination payment equal to one to three times salary and bonus for named executive officers upon a change in control and such executive's termination within 18 months following such change in control. The Employment Agreements

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

generally prohibit the executives, while they are employed by the Company, from being involved in oil and gas exploration and development activities and other activities that directly compete with the Company's business. The Employment Agreements also generally prohibit the executives from participating in any business engaged in oil and gas exploration and development activities within a twenty-five mile radius of any mineral property interest of the Company or its affiliates (with exceptions in both cases for preexisting business activities and certain permitted investments) for a period of one to three years (based on the executive's position) after employment has ended with the Company.

              Severance Plan.    In November 2014, the Compensation Committee recommended and the Board approved the Severance Plan. The Severance Plan, which amended and restated the Company's prior Executive Change in Control and Severance Plan adopted in April 2013 (the "Prior Severance Plan"), is applicable to all named executive officers. Under the Severance Plan, the named executive officer receives certain severance benefits upon his or her resignation or termination within 18 months following a change in control if such termination is initiated by the Company for any reason other than for Cause (as defined in the Severance Plan), or by the officer for Good Reason (as defined in the Severance Plan). The Severance Plan provides similar benefits outside the context of a change in control for termination without Cause, resignation for Good Reason, death or disability. Assuming the executive executes and continues to comply with a general release of liability against the Company within 60 days following such termination or resignation and, in the case of an executive who is also a director, simultaneously tenders their resignation from the Board, the officer is entitled to the following benefits, based on his or her job title:

Element	Payment
Base Salary	A lump sum cash payment equal to a multiple of the executive's base salary as of the date of termination, with the multiple as follows: president and chief executive officer—three times; executive vice presidents—two and one half times; senior vice presidents—two times; and vice presidents—one time
Bonus	A lump sum cash payment equal to a multiple of the greater of (i) the annual average of the bonuses received by the executive pursuant to the Company's STIP in the two calendar years prior to termination and (ii) such executive's current target bonus amount, with the multiple as follows: president and chief executive officer—three times; executive vice presidents—two and one half times; senior vice presidents—two times; and vice presidents—one time
Vesting of Equity Awards	Immediate vesting of all outstanding equity awards that would vest solely based on continued employment and continued vesting of incentives tied to performance goals upon achievement of such goals, notwithstanding the executive's termination
Benefits	Continuation of benefits under COBRA and Company reimbursement of the portion of premiums previously paid by the Company for a period of 18 months for our president and chief executive officer, executive vice presidents and senior vice presidents and 12 months for our vice presidents

              Other Employee Benefits.    We expect that the named executive officers will continue to be eligible for the same health, welfare and other employee benefits available to our employees generally, including medical and dental insurance, short and long-term disability benefits, parking, health club membership reimbursements and a 401(k) plan that includes Company matching of an employee's contributions of up to 6% of such employee's cash earnings. We believe that offering a comprehensive employee benefits package helps us attract and retain executive talent and remain competitive in our industry.

              Executive Departures.    Effective January 31, 2014, Michael R. Starzer departed from the Company and agreed to resign as a member of the Board and the Company terminated Mr. Starzer's Employment Agreement without cause. In connection with Mr. Starzer's departure from the Company, the Company and Mr. Starzer entered into a severance agreement (the "Starzer Severance Agreement"), effective January 31, 2014. Pursuant to

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

the terms of the Starzer Severance Agreement, the Company paid Mr. Starzer (i) a lump sum of $930,000, subject to applicable withholding and taxes and (ii) six months of his annual base salary, equal to $200,000. Through June 30, 2014, Mr. Starzer was entitled to voluntary outplacement services, comprised of reimbursement of (x) lease expenses for executive office space for him and an assistant and (y) salary of his assistant, at a total cost not to exceed $10,000 per month. Ultimately, Mr. Starzer did not seek to be reimbursed for any such outplacement expenses. Additionally, pursuant to the terms of his Employment Agreement, which was terminated without cause, and the Prior Severance Plan, the Company paid Mr. Starzer $2.4 million and all unvested stock held by Mr. Starzer vested on January 31, 2014, except for his performance stock units which will vest, if at all, at the end of the performance period applicable thereto.

              Additionally, effective April 1, 2014, Gary A. Grove departed from the Company and agreed to resign as a member of the Board; Patrick A. Graham departed from the Company; and the Company terminated the Employment Agreements of each of Messrs. Grove and Graham without cause. In connection with Mr. Grove's departure as an executive of the Company, Mr. Grove received cash severance of $1,467,150 in accordance with his Employment Agreement and the Prior Severance Plan. In addition, all unvested stock held by Mr. Grove vested immediately prior to his separation date, except for his performance stock units which will vest, if at all, at the end of the performance period applicable thereto. In connection with Mr. Graham's departure as an executive of the Company, Mr. Graham received cash severance of $1,455,328 in accordance with his Employment Agreement and the Prior Severance Plan. In addition, all unvested stock held by Mr. Graham vested immediately prior to his separation date, except for his performance stock units which will vest, if at all, at the end of the performance period applicable thereto.

Executive Officer Stock Ownership Guidelines

              During 2012, we established stock ownership guidelines for executive officers with the goal of promoting ownership of our common stock and aligning the interests of our executive officers with those of our stockholders. The ownership guidelines for our named executive officers are currently established at the following minimum levels:

Position	Multiple
President and Chief Executive Officer	5x base salary
Executive Vice President	3x base salary
Senior Vice President	2x base salary
Vice President	2x base salary

              Executive officers have five years from the date of their appointment as an executive officer to achieve their targeted level. Messrs. Humber and Jaques currently satisfy the stock ownership guidelines, although Mr. Humber will be required to satisfy the ownership requirements for his new position as Executive Vice President by 2017. Messrs. Cassidy and Buchanon have until 2018 and Mr. Carty has until 2019 to satisfy the stock ownership requirements.

              The Compensation Committee monitors stock ownership levels on an annual basis. If an executive is promoted to a position with a higher salary multiple, such executive will have two years from the date of the change in position to reach the higher expected stock ownership level, but still must meet the prior expected ownership level within the original five-year period. Executives who do not satisfy the ownership requirements within the time required must hold at least fifty percent (50%) of the net shares acquired through the LTIP until the ownership levels are satisfied. Unvested shares do not count towards satisfaction of the guidelines.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

Accounting and Tax Considerations

              Our Compensation Committee considers tax and accounting rules and regulations when structuring the executive compensation paid to our named executive officers, including the following:

              Section 162(m) of the Code.    Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the tax deductibility of compensation paid by any publicly held corporation to certain executives of such corporation (generally the named executive officers other than the chief financial officer) to $1,000,000 per employee in any taxable year, unless the compensation is performance-based. Certain exceptions to the deductibility limitation apply for a limited period of time in the case of companies that become publicly traded through an initial public offering, assuming certain conditions are satisfied. We intend that compensation payable to our named executive officers within this period will fit within that exception. However, to the extent any compensation arrangements are not eligible for the foregoing exception or do not otherwise constitute performance-based compensation exempt from the 162(m) limitations, we reserve the right to use our judgment to authorize such compensation payments when we believe that such payments are appropriate and in the best interests of our stockholders.

              Section 409A of the Code.    Section 409A of the Code requires that "nonqualified deferred compensation" be deferred and paid under plans or arrangements that satisfy the requirements of such section of the Code with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities and penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including our named executive officers, so that they are either exempt from, or satisfy the requirements of, Section 409A of the Code.

              Tax Gross-Ups.    Our arrangements with our executive officers do not provide a "gross-up" or other reimbursement payment for any tax liability that such officer might owe as a result of the application of Section 409A of the Code or with respect to Sections 280G and 4999 of the Code (which may provide for, among other things, an excise tax on certain golden parachute payments received by the executives upon a change in control of the Company), and we have not agreed and are not otherwise obligated to provide any named executive officers with such a "gross-up" or other reimbursement. Our arrangements generally provide that if any payments upon a change in control constitute "parachute payments" (as defined under Section 280G of the Code), then such payments may be either paid in full or reduced so that such payments are less than the limitation under Section 280G, whichever produces the better after-tax result for the executive officer.

              ASC Topic 718 Regarding Stock Compensation.    Financial Accounting Standards Board Accounting Standards Codification, Topic 718, "Compensation—Stock Compensation" ("ASC Topic 718") requires us to recognize an expense for the fair value of equity-based compensation awards. Grants of shares of restricted stock, performance stock units and other equity-based awards are accounted for under ASC Topic 718. Our Compensation Committee regularly considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

Indemnification

              Our certificate of incorporation and bylaws provide indemnification rights to our directors and officers and permit us to purchase insurance on behalf of any officer, director, employee or other agent for any liability arising out of that person's actions as our officer, director, employee or agent, regardless of whether Delaware law would mandate indemnification. Additionally, we have entered into separate indemnity agreements with our

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

directors and officers to provide additional indemnification benefits, including the right to receive, in advance, reimbursements for expenses incurred in connection with a defense for which the director or officer is entitled to indemnification. We believe that the limitation of liability provisions in our certificate of incorporation, bylaws and the indemnity agreements will facilitate our ability to continue to attract and retain qualified individuals to serve as directors and officers.

Summary Compensation Table

              The following table contains information concerning the annual compensation for services provided to us by our named executive officers during the fiscal years ended December 31, 2014, 2013 and 2012.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Richard J. Carty(4)	2014	219,613(5)	—	1,621,828(6)(7)	89,421	38,532	1,966,849
President and Chief Executive Officer
Anthony G. Buchanon(8)	2014	338,462	—	1,101,078(7)(9)	350,595	20,966	1,811,101
Executive Vice President and Chief Operating Officer
William J. Cassidy(10)	2014	344,231	—	1,101,078(7)(9)	350,595	76,102	1,872,006
Executive Vice President and Chief Financial Officer	2013	93,750	100,000	629,176	168,095	3,803	994,824
Christopher I. Humber	2014	287,500	—	713,888(7)(9)	266,896(11)	20,858	1,289,142
Executive Vice President,	2013	250,385	—	400,155	362,250	16,504	1,029,294
General Counsel and Secretary	2012	205,961	212,500	376,000	—	15,408	809,869
Wade E. Jaques	2014	254,519	—	440,431(7)(9)	115,752	20,015	830,718
Vice President and	2013	233,654	—	360,101	326,025	15,452	935,232
Chief Accounting Officer	2012	206,097	163,709	376,000	—	12,634	758,440
Marvin M. Chronister(12)	2014	524,591(13)	500,000	1,064,955(14)	—	—	2,089,546
Former Interim President and Chief Executive Officer
Michael R. Starzer(15)	2014	46,154	—	—	—	7,944,981(18)	7,991,135
Former President and Chief	2013	388,462	—	1,219,417	—	19,200	1,627,079
Executive Officer	2012	395,435	196,000	1,052,800	—	21,395	1,665,630
Gary A. Grove(16)	2014	80,426	—	—	—	3,681,051(18)	3,761,477
Former Executive Vice	2013	281,538	—	448,104	405,720	15,211	1,150,578
President—Engineering and Planning	2012	267,000	180,000	601,600	—	14,955	1,063,555
Patrick A. Graham(17)	2014	79,794	—	—	—	3,338,071(18)	3,417,865
Former Executive Vice	2013	279,254	—	444,653	402,532	18,265	1,144,704
President—Corporate Development	2012	266,394	178,350	601,600	—	14,533	1,060,877

(1)
Reflects the aggregate grant date fair value of restricted stock awards and performance stock units granted under our LTIP, computed in accordance with ASC Topic 718, and does not reflect the actual value that may be realized by the named executive officer. These grant date fair values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of the Company's financial statements, as discussed in the section titled "Management's Discussion and Analysis of Financial Condition and Results of

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

  Operations" and Note 9 to the financial statements, in each case, as set forth in the Company's Form 10-K filed with the SEC on February 27, 2015.

(2)
Amounts in this column represent the bonuses earned under the Company's STIP which were paid during the first quarter following the year in which they were earned.

(3)
All Other Compensation for 2014 included the following:

Named Executive Officer	Severance ($)	Relocation ($)	Parking ($)	Life Insurance Premiums ($)	401(k) Employer Match ($)	Health Club ($)	Gift Card ($)	Total ($)
Richard J. Carty	—	38,256	—	276	—	—	—	38,532
Anthony G. Buchanon	—	—	3,480	1,656	15,600	80	150	20,966
William J. Cassidy	—	58,376	—	1,656	15,600	320	150	76,102
Christopher I. Humber	—	—	3,480	1,628	15,600	—	150	20,858
Wade E. Jaques	—	—	2,830	1,435	15,600	—	150	20,015
Marvin M. Chronister	—	—	—	—	—	—	—	—
Michael R. Starzer	7,929,204	—	870	138	14,769	—	—	7,944,981
Gary A. Grove	3,664,910	—	—	541	15,600	—	150	3,681,051
Patrick A. Graham	3,321,139	—	645	537	15,600	—	150	3,338,071
(4)
Mr. Carty joined our Company as President and Chief Executive Officer effective as of November 11, 2014.

(5)
Mr. Carty's annualized salary for 2014 was $575,000. Amount reported includes (i) $63,858 attributable to Mr. Carty's base salary and (ii) $155,755 of fees attributable to Mr. Carty's service on the Company's Board in 2014.

(6)
Amount includes shares of restricted stock awarded pursuant to our LTIP with a grant date fair value of (i) $129,988 attributable to Mr. Carty's service on the Company's Board in 2014 which shares will vest, in their entirety, on June 3, 2015 and (ii) $750,000 attributable to Mr. Carty's employment with the Company which shares will vest, subject to continued employment, over the course of three years, with one-third vesting on each anniversary of November 11, 2014.

(7)
Amounts reflect the grant date fair value of performance stock units assuming 100% of the initial number of performance stock units granted to each named executive officer are earned. If the maximum award is made, 200% of the initial number of performance stock units would be earned which would increase the aggregate grant date fair value of the stock awards to: (i) Mr. Carty—$2,363,668, (ii) Mr. Buchanon—$1,630,203, (iii) Mr. Cassidy—$1,630,203, (iv) Mr. Humber—$1,056,948 and (v) Mr. Jaques—$652,081.

(8)
Mr. Buchanon joined our Company in August 2012 and was named Executive Vice President and Chief Operating Officer on August 12, 2013.

(9)
Amounts represent the aggregate grant date fair value of awards of restricted stock pursuant to our LTIP, which vest, subject to continued employment, over the course of three years, with one-third vesting on each anniversary of March 15, 2014.

(10)
Mr. Cassidy joined our Company as Executive Vice President and Chief Financial Officer effective as of September 9, 2013.

(11)
In connection with Mr. Humber's promotion from Senior Vice President to Executive Vice President effective August 1, 2014, his STIP target was increased from 75% of base salary to 90% of base salary, with such increased target applied on a pro-rated basis.

(12)
Mr. Chronister is a member of the Company's Board and served as the Company's Interim President and Chief Executive Officer from January 31, 2014 through November 10, 2014.

(13)
Amount includes (i) $500,000 paid to Mr. Chronister in connection with his service as the Company's Interim President and Chief Executive Officer from January 31, 2014 through November 10, 2014 and (ii) $24,591 in fees attributable to Mr. Chronister's service on the Company's Board in 2014.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

(14)
Amount includes shares of restricted stock awarded pursuant to our LTIP with a grant date fair value of (i) $64,987 attributable to Mr. Chronister's service on the Company's Board in 2014 which shares will vest, in their entirety, on June 3, 2015 and (ii) $999,967 attributable to recognition for Mr. Chronister's service as the Company's Interim President and Chief Executive Officer which shares will vest over the course of three years, with one-third vesting on each anniversary of November 15, 2014.

(15)
Mr. Starzer left the Company effective as of January 31, 2014.

(16)
Mr. Grove left the Company effective as of April 1, 2014.

(17)
Mr. Graham left the Company effective as of April 1, 2014.

(18)
Please refer to "2014 and Selected 2015 Compensation Actions—Executive Departures" for a detailed discussion of the termination payments made in 2014 to Messrs. Starzer, Grove and Graham.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

Grants of Plan-Based Awards

              The following table provides additional information about our STIP and LTIP awards granted to our named executive officers in 2014. Due to the departures of Messrs. Starzer, Graham and Grove from the Company prior to the 2014 STIP and LTIP payouts, they were ineligible to receive any awards under those programs.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards

									All Other Stock Awards; Number of Shares of Stock or Units (#)(7)
Name	Grant Date	Date of Board Approval (if different from Grant Date)	Threshold ($)(1)	Target ($)(2)	Maximum ($)(3)	Threshold (#)(4)	Target (#)(5)	Maximum (#)(6)		Grant Date Fair Value of Stock Awards ($)(8)

Richard J. Carty
STIP(9)	3/18/14	—	40,171	80,342	160,685	—	—	—	—	—
Restricted Stock	6/5/14	—	—	—	—	—	—	—	2,354	129,988(10)
Restricted Stock	11/11/14	11/10/14	—	—	—	—	—	—	18,546	750,000(11)
Performance Stock Units	11/11/14	11/10/14	—	—	—	4,637	18,546	37,092	—	741,840(12)
Anthony G. Buchanon
STIP	3/18/14	—	157,500	315,000	630,000	—	—	—	—	—
Restricted Stock	3/28/14	3/18/14	—	—	—	—	—	—	12,450	571,953(13)
Performance Stock Units	3/28/14	3/18/14	—	—	—	3,113	12,450	24,900	—	529,125(14)
William J. Cassidy
STIP	3/18/14	—	157,500	315,000	630,000	—	—	—	—	—
Restricted Stock	3/28/14	3/18/14	—	—	—	—	—	—	12,450	571,953(13)
Performance Stock Units	3/28/14	3/18/14	—	—	—	3,113	12,450	24,900	—	529,125(14)
Christopher I. Humber
STIP	3/18/14	—	119,844	239,688	479,375	—	—	—	—	—
Restricted Stock	3/28/14	3/18/14	—	—	—	—	—	—	8,072	370,828(13)
Performance Stock Units	3/28/14	3/18/14	—	—	—	2,018	8,072	16,144	—	343,060(14)
Wade E. Jaques
STIP	3/18/14	—	52,000	104,000	390,000	—	—	—	—	—
Restricted Stock	3/28/14	3/18/14	—	—	—	—	—	—	4,980	228,781(13)
Performance Stock Units	3/28/14	3/18/14	—	—	—	1,245	4,980	9,960	—	211,650(14)
Marvin M. Chronister(15)
Restricted Stock	11/10/14	—	—	—	—	—	—	—	26,498	$1,064,955(16)

  (1)
  Reflects the base salary of each of our named executive officers as of December 31, 2014, multiplied by the applicable STIP threshold percentage. The 2014 STIP threshold percentage for each named executive officer was 50% of their respective STIP target percentage.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

  (2)
  Reflects the base salary of each of our named executive officers as of December 31, 2014, multiplied by the applicable STIP target percentage. The 2014 STIP target percentages were as follows: (i) 100% of base salary for Mr. Carty (pro-rated for a partial year of employment); (ii) 90% of base salary for Messrs. Cassidy and Buchanon, (iii) 75% of base salary for the period from January 1, 2014 through July 31, 2014 and 90% of base salary for the period from August 1, 2014 through December 31, 2014 for Mr. Humber; and (iv) 75% of base salary for Mr. Jaques.

  (3)
  Reflects the base salary of each of our named executive officers as of December 31, 2014, multiplied by the applicable STIP maximum percentage. The maximum payouts per named executive officer are 200% of base salary for our president and chief executive officer, 180% of base salary for our executive vice presidents (pro-rated for a partial year for Mr. Humber) and 150% of base salary for the remaining named executive officer.

  (4)
  Reflects 25% of the initial number of performance stock units granted to each of the named executive officers.

  (5)
  Reflects 100% of the initial number of performance stock units granted to each of the named executive officers. Actual awards may range from 0% to 200% of the initial number of performance stock units.

  (6)
  Reflects 200% of the initial number of performance stock units granted to each of the named executive officers.

  (7)
  Reflects restricted stock awards granted in 2014.

  (8)
  The grant date fair value for shares of restricted stock is calculated using the closing price of our common stock on the date of grant, computed in accordance with ASC Topic 718, and does not reflect the actual value that may be realized by the executive. The grant date fair value for performance stock units is calculated based on a stochastic process using the Geometric Brownian motion model ("GBM Model"). These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of the Company's financial statements, as set forth in the section titled "Management's Discussion and Analysis of Financial Condition and Results of Operations" and Note 9 to the financial statements, set forth in the Company's Form 10-K filed with the SEC on February 27, 2015.

  (9)
  Mr. Carty did not join the Company as an executive officer until November 2014 and was only eligible to receive a pro-rated bonus for the 2014 STIP performance cycle.

  (10)
  Reflects shares of restricted stock granted in connection with Mr. Carty's service on the Board during 2014 which will vest, in their entirety, on June 3, 2015. The grant date fair value is $55.22 per share.

  (11)
  Reflects shares of restricted stock granted in connection with Mr. Carty's appointment as the Company's President and Chief Executive Officer effective November 11, 2014. The restricted stock vests 1/3 on November 15, 2015, 1/3 on November 15, 2016 and 1/3 on November 15, 2017. The grant date fair value is $40.44 per share.

  (12)
  Reflects performance stock units granted in connection with Mr. Carty's appointment as the Company's President and Chief Executive Officer effective November 11, 2014 which will be eligible for conversion into shares of the Company's common stock following the end of the three-year performance cycle on November 11, 2017. Assumes the performance stock units pay out at the target level (100% of the initial performance stock units) based on TSR of the Company relative to the TSR of the comparator group and the grant date fair value of $40.00 per performance stock unit.

  (13)
  Reflects shares of restricted stock granted in connection with the Company's annual LTIP grant to named executive officers of which 1/3 vested on March 15, 2015 with the remaining shares vesting 1/3 on March 15, 2016 and 1/3 on March 15, 2017. The grant date fair value is $45.94 per share.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

  (14)
  Reflects performance stock units granted in connection with the Company's annual LTIP grant to named executive officers which will be eligible for conversion into shares of the Company's common stock following the end of the three-year performance cycle on December 31, 2016. Assumes the performance stock units pay out at the target level (100% of the initial performance stock units) based on TSR of the Company relative to the TSR of the comparator group and the grant date fair value of $42.50 per performance stock unit.

  (15)
  Mr. Chronister, as the Company's Interim President and Chief Executive Officer was not eligible to receive a bonus under the STIP and did not participate in the Company's annual LTIP grant of shares of restricted stock and performance stock units in March of 2014. Mr. Chronister did receive an award of shares of restricted stock in recognition of his contribution to the Company during his time of service as the Company's Interim President and Chief Executive Officer.

  (16)
  Reflects (i) 1,617 shares of restricted stock granted in connection with Mr. Chronister's service on the Board during 2014 which will vest, in their entirety, on June 3, 2015 and (ii) 24,881 shares of restricted stock granted in recognition of Mr. Chronister's service as the Company's Interim President and Chief Executive Officer from January 31, 2014 until November 10, 2014 which will vest 1/3 on November 15, 2015, 1/3 on November 15, 2016 and 1/3 on November 15, 2017. The grant date fair value is $40.19 per share.

Narrative Discussion of Summary Compensation Table and Grants of Plan-Based Awards Table

              Our executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table and Grants of Plan-Based Awards Table was paid or awarded, are described in detail above in the CD&A.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

Outstanding Equity Awards at Fiscal Year End

              The following table sets forth certain information with respect to the outstanding stock awards held by our named executive officers at the end of fiscal year 2014.

	Stock Awards
	Restricted Stock Awards		Performance Stock Unit Awards
Name	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested(2)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)
Richard J. Carty	2,354(3)	56,496	—	—
	18,546(4)	445,104	—	—
	—	—	18,546(5)	445,104
Anthony G. Buchanon	8,333(6)	199,992	—	—
	4,268(7)	102,432	—	—
	12,450(8)	298,800	—	—
	—	—	2,134(9)	51,216
	—	—	12,450(10)	298,800
William J. Cassidy	7,559(11)	181,416	—	—
	12,450(8)	298,800	—	—
	—	—	3,779(9)	90,696
	—	—	12,450(10)	298,800
Christopher I. Humber	8,333(12)	199,992	—	—
	5,449(7)	130,776	—	—
	8,072(8)	193,728	—	—
	—	—	2,725(9)	65,400
	—	—	8,072(10)	193,728
Wade E. Jaques	8,333(12)	199,992	—	—
	4,904(7)	117,696	—	—
	4,980(8)	119,520	—	—
	—	—	2,452(9)	58,848
	—	—	4,980(10)	119,520
Marvin M. Chronister	1,617(3)	38,808	—	—
	24,881(13)	597,114	—	—
Michael R. Starzer	—(14)	—	8,303(9)	199,272
Gary A. Grove	—(14)	—	3,051(9)	122,040
Patrick A. Graham	—(14)	—	3,028(9)	72,672

(1)
The market value of shares of restricted stock and performance stock units that have not vested is calculated based on $24.00 per share, the closing price of our common stock as of December 31, 2014, the last trading day of fiscal year 2014, as quoted by the NYSE.

(2)
Reflects 100% of the initial number of performance stock units granted to the named executive officer. The number of shares of the Company's common stock that may be issued to settle performance stock unit awards ranges from 0% to 200% of the number of performance stock units awarded based upon attainment of certain pre-determined performance goals. For all performance stock unit awards, the performance stock units will be settled in shares of the Company's common stock following the end of a

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

  three-year measurement period. See "Compensation Discussion and Analysis—Elements of Compensation and Why We Pay Each Element—Long-Term Equity-Based Incentives" above for more information.

(3)
Shares of restricted stock granted in connection with service on the Board which will vest in their entirety on June 3, 2015.

(4)
Shares of restricted stock granted in connection with Mr. Carty's employment with the Company effective November 11, 2014. Shares of restricted stock vest 1/3 on November 15, 2015, 1/3 on November 15, 2016 and 1/3 on November 15, 2017.

(5)
Satisfaction of the performance conditions for the performance stock units granted in connection with Mr. Carty's employment are determined at the end of a three-year performance cycle which commenced on November 11, 2014 and ends on November 10, 2017.

(6)
Shares of restricted stock vest on August 15, 2015.

(7)
Shares of restricted stock vested 1/2 on March 28, 2015 and 1/2 will vest on March 28, 2016.

(8)
Shares of restricted stock vested 1/3 on March 15, 2015 with the remainder vesting 1/3 on March 15, 2016 and 1/3 on March 15, 2017.

(9)
Satisfaction of the performance conditions for the performance stock units granted during 2013 are determined at the end of a three-year performance cycle which commenced on January 1, 2013 and ends on December 31, 2015.

(10)
Satisfaction of the performance conditions for the performance stock units granted during 2014 are determined at the end of each annual measurement period over the course of the three-year performance cycle which commenced on January 1, 2014 and ends on December 31, 2016, such that an amount up to two-thirds of the target number of performance stock units are eligible to be earned at the end of such annual measurement period (and an amount equal to 200% of the target number of performance stock units may be earned during the performance cycle). For the annual measurement period ending December 31, 2014, the named executive officers earned performance stock units at a 1.33 multiplier such that the following number of shares of the Company's common stock will convert and be released to such executives at the end of the three-year performance cycle: (i) Mr. Buchanon—5,532, (ii) Mr. Cassidy—5,532, (iii) Mr. Humber—3,586 and (iv) Mr. Jaques—2,213.

(11)
Shares of restricted stock vest 1/2 on September 15, 2015 and 1/2 on September 15, 2016.

(12)
Shares of restricted stock vested on February 15, 2015.

(13)
Shares of restricted stock granted to Mr. Chronister in recognition of his service as the Company's Interim President and Chief Executive Officer which will vest 1/3 on November 15, 2015, 1/3 on November 15, 2016 and 1/3 on November 15, 2017.

(14)
Former named executive officer of the Company. All restricted stock owned by such officers vested in full on their date of departure.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

Options Exercised and Stock Vested

              We did not grant any stock options during fiscal 2014 or prior years. The following table sets forth restricted shares of our common stock held by our named executive officers that vested during fiscal 2014.

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)
Richard J. Carty	3,428	187,443(1)
Anthony G. Buchanon	10,468	573,063(2)
William J. Cassidy	3,780	217,804(3)
Christopher I. Humber	13,976	560,105(4)
Wade E. Jaques	12,974	531,446(5)
Marvin M. Chronister	3,428	187,443(1)
Michael R. Starzer	108,062	4,399,204(6)
Gary A. Grove	48,623	2,197,760(7)
Patrick A. Graham	41,279	1,865,811(8)

(1)
Amount reflects the market value on the vesting date of 3,428 shares of our common stock based on $54.68 per share, the closing price of our common stock on June 4, 2014.

(2)
Amount reflects the market value on the vesting date of (i) 2,135 shares of our common stock based on $45.94 per share, the closing price of our common stock as of March 28, 2014 and (ii) 8,333 shares of our common stock based on $57.00 per share, the closing price of our common stock on August 15, 2014.

(3)
Amount reflects the market value on the vesting date of 3,780 shares of our common stock based on $57.62 per share, the closing price of our common stock on September 15, 2014.

(4)
Amount reflects the market value on the vesting date of (i) 2,725 shares of our common stock based on $45.94 per share, the closing price of our common stock as of March 28, 2014, (ii) 8,333 shares of our common stock based on $44.45 per share, the closing price of our common stock on February 15, 2014 and (iii) 2,918 shares of our common stock based on $22.11 per share, the closing price of our common stock on December 20, 2014.

(5)
Amount reflects the market value on the vesting date of (i) 2,452 shares of our common stock based on $45.94 per share, the closing price of our common stock as of March 28, 2014, (ii) 8,333 shares of our common stock based on $44.45 per share, the closing price of our common stock on February 15, 2014 and (iii) 2,189 shares of our common stock based on $22.11 per share, the closing price of our common stock on December 20, 2014.

(6)
Amount reflects the market value on the vesting date of 108,062 shares of our common stock based on $40.71 per share, the closing price of our common stock on January 31, 2014, the day Mr. Starzer departed from the Company.

(7)
Amount reflects the market value on the vesting date of 48,623 shares of our common stock based on $45.20 per share, the closing price of our common stock on April 1, 2014, the day Mr. Grove departed from the Company.

(8)
Amount reflects the market value on the vesting date of 41,279 shares of our common stock based on $45.20 per share, the closing price of our common stock on April 1, 2014, the day Mr. Graham departed from the Company.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

Pension Benefits

              Other than our 401(k) plan, we do not have any plan that provides for retirement benefits.

Non-Qualified Deferred Compensation

              We do not have any plan that provides for the deferral of compensation on a basis that is not tax qualified.

Potential Payments Upon Termination and Change in Control

              The table below discloses a hypothetical amount of compensation and/or benefits due to our continuing named executive officers with Employment Agreements in the event of their termination of employment and/or in the event we undergo a change in control. The amounts disclosed assume such termination and/or such change of control was effective as of December 31, 2014, and are calculated pursuant to the terms of the Employment Agreements and the Severance Plan. The amounts below constitute estimates of the amounts that would be paid to the continuing named executive officers upon termination of their employment and/or upon a change in control. The actual amounts to be paid are dependent on various factors, which may or may not exist at the time a continuing named executive officer is actually terminated and/or a change in control actually occurs. Therefore, such amounts and disclosures should be considered "forward-looking statements."

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

              With respect to Messrs. Starzer, Grove and Graham, the table below discloses the actual amount of compensation received by such officer in connection with his 2014 departure from the Company.

Name(1)	Payment Type	Termination for Cause or Resignation without Good Reason ($)	Termination without Cause, Resignation for Good Reason, Disability or Death ($)	Termination following a Change in Control ($)(2)
Richard J. Carty	Cash Severance	—	1,725,000	1,725,000
	Bonus Payment	—	1,725,000	1,725,000
	Accelerated Equity Vesting(3)	—	501,600	501,600
	Health Payment(4)	—	28,350	28,350

	TOTAL	—	3,979,950	3,979,950

Anthony G. Buchanon	Cash Severance	—	875,000	875,000
	Bonus Payment	—	787,500	787,500
	Accelerated Equity Vesting(3)	—	601,224	601,224
	Health Payment(4)	—	28,350	28,350

	TOTAL	—	2,292,074	2,292,074

William J. Cassidy	Cash Severance	—	875,000	875,000
	Bonus Payment	—	787,500	787,500
	Accelerated Equity Vesting(3)	—	480,216	480,216
	Health Payment(4)	—	28,350	28,350

	TOTAL	—	2,171,066	2,171,066

Christopher I. Humber	Cash Severance	—	737,500	737,500
	Bonus Payment	—	663,750	663,750
	Accelerated Equity Vesting(3)	—	524,496	524,496
	Health Payment(4)	—	28,350	28,350

	TOTAL	—	1,954,096	1,954,096

Wade E. Jaques	Cash Severance	—	260,000	260,000
	Bonus Payment	—	163,013	163,013
	Accelerated Equity Vesting(3)	—	437,208	437,208
	Health Payment(4)	—	18,900	18,900

	TOTAL	—	879,121	879,121

Michael R. Starzer(5)	Cash Severance	—	2,330,000	—
	Bonus Payment	—	1,200,000	—
	Accelerated Equity Vesting(3)	—	4,399,204	—
	Health Payment(4)	—	20,934	—

	TOTAL	—	7,950,138	—

Gary A. Grove(6)	Cash Severance	—	915,900	—
	Bonus Payment	—	551,250	—
	Accelerated Equity Vesting(3)	—	2,197,760	—
	Health Payment(4)	—	21,120	—

	TOTAL	—	3,686,029	—

Patrick A. Graham(6)	Cash Severance	—	908,409	—
	Bonus Payment	—	546,919	—
	Accelerated Equity Vesting(3)	—	1,865,811	—
	Health Payment(4)	—	21,120	—

	TOTAL	—	3,342,258	—

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

(1)
Mr. Chronister did not have an employment agreement with the Company during his tenure as Interim President and Chief Executive Officer or otherwise. However, pursuant to restricted stock award agreements between Mr. Chronister and the Company governing shares of restricted stock granted in connection with his service on the Board and in recognition of his service as the Company's Interim President and Chief Executive Officer, vesting of Mr. Chronister's outstanding shares of restricted stock would be accelerated in the event of a change in control of the Company. The aggregate value of the equity acceleration, assuming a closing price per share of our common stock on December 31, 2014 of $24.00, would equal $635,952.

(2)
Change in control payments are contingent upon resignation for Good Reason (as defined in the Severance Plan) or termination without Cause (as defined in the Severance Plan) within 18 months following the change in control.

(3)
Upon termination without Cause, resignation for Good Reason, death or permanent disability, all unvested restricted stock becomes fully vested. The accelerated vesting of restricted stock awards is based upon the closing price per share of our common stock on December 31, 2014 which was $24.00 multiplied by the number of outstanding shares of restricted stock that would vest upon the occurrence of the event indicated. The values reported in the table above only take into account restricted stock awards that were outstanding on December 31, 2014 and do not include awards granted to our named executive officers in April 2015, which awards are discussed above in the Compensation Discussion and Analysis. Additionally, the values reported in the table above do not include grants of performance stock units which shall continue to vest or be earned upon achievement of pre-established performance goals and shall be paid at the end of the performance cycle applicable thereto.

(4)
Represents the Company-subsidized COBRA premiums to continue family health, vision and dental coverage for the 18 month period immediately following the date of termination for all named executive officers other than Mr. Jaques who would receive Company-subsidized COBRA premiums for the 12 month period immediately following the date of termination. With respect to Messrs. Starzer, Grove and Graham, amounts include Company-subsidized COBRA premiums paid or payable in 2015.

(5)
Effective January 31, 2014, Mr. Starzer departed from the Company. The accelerated vesting of equity awards is based upon the closing price per share of our common stock on January 31, 2014 which was $40.71 multiplied by the number of outstanding shares of restricted stock that vested. Performance stock units previously granted to Mr. Starzer will vest, if at all, at the end of the performance period applicable thereto. Please refer to "2014 and Selected 2015 Compensation Actions—Executive Departures" for a detailed discussion of the termination payments made in 2014 to Mr. Starzer.

(6)
Effective April 1, 2014, Messrs. Grove and Graham departed from the Company. The accelerated vesting of equity awards is based upon the closing price per share of our common stock on April 1, 2014 which was $45.20 multiplied by the number of outstanding shares of restricted stock that vested. Performance stock units previously granted to Messrs. Grove and Graham will vest, if at all, at the end of the performance period applicable thereto. Please refer to "2014 and Selected 2015 Compensation Actions—Executive Departures" for a detailed discussion of the termination payments made in 2014 to Messrs. Graham and Grove.

Director Compensation

              Our Board believes that attracting and retaining qualified non-employee directors is critical to the ongoing operation of our Company. Similarly to the evaluation of the compensation of our executives, our Compensation Committee engages the Compensation Consultant to conduct an analysis of the non-employee director compensation of the 2014 Peer Group. The non-employee director compensation plan includes (i) an annual cash retainer of $60,000 (including the Chairman of the Board); (ii) an additional annual cash retainer of $50,000 for the Chairman of the Board; (iii) an annual grant of restricted shares of our common stock with a fair market value of approximately $130,000, subject to one year cliff vesting and accelerated vesting upon a change of control of the Company; (iv) $2,000 for each Board meeting attended and $1,000 for each committee meeting attended, including ad hoc committees; (v) an additional annual cash retainer for service as the chairman of each of the audit ($20,000), compensation ($13,000), nominating and corporate governance ($10,000), environmental, health,

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

safety and regulatory compliance ($5,000) and reserve ($5,000) committees (provided that, in the event one director serves as the chairman of more than one committee, such director will only receive the highest such retainer); and (vi) reimbursement for expenses incurred in connection with service as a director. Stock grants under this compensation plan are made under our LTIP. Stock grants for the term beginning with the 2014 Annual Meeting and ending with the 2015 Annual Meeting were made in 2014 and vest on the day before the 2015 Annual Meeting, subject to continued service.

              Directors who are also members of our executive management do not receive any additional compensation for their service on our Board.

              The following table provides information concerning the compensation of our non-employee directors for the fiscal year ended December 31, 2014.

2014 Director Compensation
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Richard J. Carty(1)	155,755(3)	129,988(8)	285,743
Marvin M. Chronister(1)	24,591(4)	64,987(9)	89,578
Kevin A. Neveu	133,000(5)	129,988(8)	262,988
Gregory P. Raih	139,000(6)	129,988(8)	268,988
James A. Watt	137,929(7)	129,988(8)	267,917
Jeff E. Wojahn(2)	10,315	75,798(10)	86,113

(1)
Director compensation is prorated for a partial year as a result of Company policy which provides that members of executive management do not receive any additional compensation for Board service.

(2)
Director compensation is prorated for a partial year of service beginning on November 10, 2014.

(3)
Does not include $34,000 paid in 2014 for service in 2013.

(4)
Does not include $17,750 paid in 2014 for service in 2013.

(5)
Does not include $22,750 paid in 2014 for service in 2013.

(6)
Does not include $23,250 paid in 2014 for service in 2013.

(7)
Does not include $22,000 paid in 2014 for service in 2013.

(8)
Reflects value of 2,354 shares of restricted stock with a grant date fair value of $55.22 per share granted for service on the Board during 2014. The shares will vest in full on June 3, 2015.

(9)
Reflects value of 1,617 shares of restricted stock with a grant date fair value of $40.19 per share granted for service on the Board during 2014. The shares will vest in full on June 3, 2015.

(10)
Reflects value of 1,886 shares of restricted stock with a grant date fair value of $40.19 per share granted for service on the Board during 2014. The shares will vest in full on June 3, 2015.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

              The following table represents the securities authorized for issuance under our LTIP, which is our only equity compensation plan, as of December 31, 2014.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	243,068(1)	—	1,211,911(2)
Equity compensation plans not approved by security holders	—	—	—

Total	243,068	—	1,211,911

(1)
Represents shares of common stock to be issued in respect of performance stock units assuming an earned percentage of 200%. Performance stock units do not have exercise prices associated with them. The final number of performance stock units may vary depending on the satisfaction of the performance stock criteria in a range from zero to 200%. As of April 6, 2015, after taking into account the 2015 LTIP grants, net-settled vestings, forfeitures and the earning of certain 2014 performance stock units for the annual measurement period ending December 31, 2014, which stock units vested at a 1.33 multiplier (the "2014 Earned PSUs"), there were 1,329,718 shares of common stock to be issued upon exercise of outstanding shares of restricted stock and performance stock units.

(2)
Represents securities available for issuance under our LTIP as of December 31, 2014. As of April 6, 2015, after taking into account the 2015 LTIP grants, net-settled vestings, forfeitures and the 2014 Earned PSUs, there were 557,425 securities available for issuance under the LTIP.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

              Messrs. Watt, Neveu and Wojahn are the current members of the Compensation Committee. No member of our Compensation Committee has been at any time an employee of ours. None of our executive officers serve or have served on the board of directors or compensation committee of a company that has one or more executive officers who serve on our Board or Compensation Committee. No member of our Board is an executive officer of a company at which one or more of our executive officers serves as a member of the board of directors or compensation committee of that company.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

COMPENSATION COMMITTEE REPORT

              The information contained in this Compensation Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information.

              The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee of the Board
James A. Watt, Chairman Kevin A. Neveu, Member Jeff E. Wojahn, Member

AUDIT COMMITTEE REPORT

              The information contained in this Audit Committee Report and references in this proxy statement to the independence of the Audit Committee members shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent that the Company specifically incorporates such information by reference in such filing.

              The Audit Committee is composed of three directors, Messrs. Raih, Chronister and Watt, and operates under a written charter adopted by the Board. Each member of the Audit Committee meets the independence requirements of the NYSE listing standards and other applicable standards. The duties of the Audit Committee are summarized in this proxy statement under "Corporate Governance—Audit Committee" and are more fully described in the charter which can be viewed on the Company's website under "Corporate Governance."

              The Board has charged the Audit Committee with a number of responsibilities, including review of the adequacy of the Company's financial reporting, accounting systems and processes, and internal controls. During the last fiscal year, and earlier this year in preparation for the filing with the SEC of the Company's Annual Report on Form 10-K for the year ended December 31, 2014, the Audit Committee:

  •
  reviewed and discussed the Company's audited financial statements as of and for the year ended December 31, 2014 with management and with the independent registered public accountants;

  •
  required management to perform an evaluation and make an assessment of the effectiveness of the Company's internal controls over financial reporting asserting compliance with the Sarbanes-Oxley Act of 2002 and discussed the results with management and with the independent registered public accountants;

  •
  reviewed and discussed with the independent registered public accountants (i) their judgments as to the quality of the Company's accounting policies, (ii) the quality, clarity, consistency and completeness of the Company's financial reporting and disclosures, (iii) the written disclosures and letter from the independent registered public accountants required by Public Company Accounting Oversight Board Independence Rules, including the independent registered public accountants' independence, and (iv) the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees;

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

  •
  discussed with management and with the independent registered public accountants the process by which the Company's principal executive officer and principal financial officer make the certifications required by the SEC in connection with the filing with the SEC of the Company's periodic reports, including reports on Forms 10-K and 10-Q;

  •
  pre-approved all auditing services and non-audit services to be performed for the Company by the independent registered public accountants as required by the applicable rules promulgated pursuant to the Exchange Act (details regarding the fees paid to Hein & Associates LLP in fiscal 2014 for audit services, tax services and all other services, are set forth in "Item Three—Ratification of Selection of Independent Registered Public Accountant—Audit and Other Fees" below); and

  •
  considered whether, to assure continuing auditor independence, it would be advisable to regularly rotate the audit firm itself, as recommended by the NYSE's corporate governance rules.

              With respect to rotation of the audit firm, the Audit Committee has concluded that the current benefits to the Company from continued retention of Hein & Associates LLP warrant retaining the firm at this time. The Audit Committee will, however, continue to review this issue on an ongoing basis.

              Notwithstanding the foregoing actions and the responsibilities set forth in the Audit Committee's charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's consolidated financial statements are complete and accurate and in accordance with generally accepted accounting principles. Management is responsible for the Company's financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The independent registered public accountants are responsible for expressing an opinion on those financial statements. Audit Committee members are not employees of the Company. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the consolidated financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent registered public accountants included in their report on the Company's consolidated financial statements.

              The Audit Committee meets regularly with management, the Company's internal auditors and the independent auditors, including private discussions with the independent registered public accountants, and receives the communications described above. The Audit Committee has also established procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters. However, this oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent registered public accountants do not assure that the Company's consolidated financial statements are presented in accordance with generally accepted accounting principles or that the audit of the Company's consolidated financial statements has been carried out in accordance with generally accepted auditing standards.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

              Based on the review and discussion referred to above, and in reliance on the information, opinions, reports and statements presented to us by the Company's management and Hein & Associates LLP, we recommended to the Board that the December 31, 2014 audited consolidated financial statements be included in the Company's Annual Report on Form 10-K.

Audit Committee of The Board of Directors
Gregory P. Raih, Chairman Marvin M. Chronister, Member James A. Watt, Member

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

              The following table sets forth certain information regarding the beneficial ownership of common stock as of March 31, 2015 by (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of common stock, (ii) each named executive officer of the Company, (iii) each director of the Company and (iv) all directors and executive officers as a group.

              Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock beneficially owned by them, except to the extent this power may be shared with a spouse. The address for the Company's directors and executive officers is 410 17th Street, Suite 1400, Denver, Colorado 80202.

Name of Beneficial Owner	Number of Shares of Common Stock(1)	Percentage of Class(2)
Significant Stockholders
Her Majesty the Queen in Right of Alberta as represented by Alberta Investment Management Corporation(3)	7,587,859	15.3%
Capital World Investors(4)	2,909,792	5.9%
Millennium Management LLC(5)	2,835,881	5.7%
BlackRock, Inc.(6)	2,828,011	5.7%
Directors and Named Executive Officers
Richard J. Carty(7)(8)	55,231	*
Marvin M. Chronister(7)	43,902	*
Kevin A. Neveu(7)	15,758	*
Gregory P. Raih(7)	18,172	*
James A. Watt(7)	9,388	*
Jeff E. Wojahn(7)	1,886	*
Anthony G. Buchanon(8)	35,833	*
William J. Cassidy(8)	21,252	*
Christopher I. Humber(8)	30,787	*
Wade E. Jaques(8)	24,312	*
Michael R. Starzer(9)	519,311	*
Gary A. Grove(9)	252,232	*
Patrick A. Graham(9)	140,220	*
All current directors and executive officers as a group (10 persons)(10)	256,521	*

*
Less than 1%.

(1)
According to SEC rules, beneficial ownership includes shares as to which the individual or entity has voting power or investment power and any shares that the individual has a right to acquire within 60 days of a date reasonably selected by us, through the exercise of any right. We selected March 31, 2015 as the determination date.

(2)
Based on 49,659,998 shares of common stock outstanding as of March 31, 2015.

(3)
According to a Schedule 13G/A filed with the SEC on February 14, 2014, on behalf of Her Majesty the Queen in Right of Alberta ("HMQ"), as represented by Alberta Investment Management Corporation ("AIMCo"), HMQ has no power to vote and has sole dispositive power over these shares. HMQ holds such shares in her own capacity and as trustee/nominee for certain

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

Alberta pension clients for which AIMCo serves as investment manager pursuant to the Alberta Investment Management Corporation Act R.S.A. C.A. 26-5 (2007). Such clients have the right to receive dividends from, or the proceeds from the sale of, such shares held on their behalf. As of February 14, 2014, HMQ, as represented by AIMCo, may be deemed the beneficial owner of these shares over which West Face Capital may exercise voting power pursuant to an investment management agreement between West Face Capital and AIMCo, on behalf of its clients and therefore, West Face Capital may also be deemed to be a beneficial owner of these shares. The address for HMQ, is c/o AIMCo, 1100-10830 Jasper Avenue, Edmonton, Alberta T5J 2B3 Canada.

(4)
According to a Schedule 13G filed with the SEC on February 13, 2015, on behalf of Capital World Investors ("Capital World"), Capital World has, with respect to the Company's common stock, sole voting and dispositive power over 2,909,792 shares, as a result of Capital World, a division of Capital Research and Management Company, acting as investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940. The address of Capital World is 333 South Hope Street, Los Angeles, California 90071.

(5)
According to a Schedule 13G filed with the SEC on February 9, 2015, on behalf of Millennium Management LLC ("Millennium"), Millennium has, with respect to the Company's common stock, shared power to vote and dispose of 2,835,881 shares. Millennium is (i) the general partner of the managing member of Integrated Core Strategies (US) LLC ("ICS"), which beneficially owns 1,315,797 shares, (ii) the general partner of the 100% shareholder of ICS Opportunities, Ltd. ("IOL"), which beneficially owns 1,349,329 shares, and (iii) the general partner of the 100% shareholder of Integrated Assets, Ltd. ("IAL"), which beneficially owns 170,755 shares; and as such may be deemed to have shared voting control and investment discretion over such securities. Millennium International Management LP ("MIM") is the investment manager to IOL and IAL and may be deemed to have shared voting control and investment discretion over securities owned by IOL and IAL. Millennium International Management GP LLC is the general partner of MIM and may also be deemed to have shared voting control and investment discretion over securities owned by ICS and IAL. Israel A. Englander, the managing member of MIM and Millennium may also be deemed to have shared voting control and investment discretion over the securities owned by ICS, IOL and IAL, respectively. The address of Millennium is 666 Fifth Avenue, New York, New York 10103.

(6)
According to a Schedule 13G filed with the SEC on February 2, 2015 by BlackRock, Inc. ("BlackRock"), BlackRock has, with respect to the Company's common stock, sole power to vote 2,752,726 shares and sole power to dispose of 2,828,011 shares. BlackRock filed this 13G as a parent holding company for the following subsidiaries: BlackRock Advisors (UK) Limited, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A., BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd. and BlackRock Investment Management, LLC. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10022.

(7)
Director of the Company.

(8)
Executive officer of the Company. Amounts reported do not include performance stock units subject to the satisfaction of certain performance-based metrics, in each case, after May 30, 2015.

(9)
Former executive officer of the Company. Amounts reported relate to ownership as of the date of such executive's departure and do not include performance stock units subject to the satisfaction of certain performance-based metrics after May 30, 2015.

(10)
Does not include former named executive officers, Messrs. Starzer, Grove and Graham.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

Section 16(a) Beneficial Ownership Reporting Compliance

              The officers and directors of the Company and persons who own more than 10% of the Company's common stock are required to file reports with the SEC, disclosing the amount and nature of their beneficial ownership in the Company's common stock, as well as changes in that ownership. Based solely on its review of reports and written representations that the Company has received, the Company believes that all required reports were timely filed during 2014, with the exception of one late Form 4 reporting (i) one non-market net settle upon vesting transaction for Messrs. Buchanon, Humber and Jaques, Lynn E. Boone, the Company's Senior Vice President—Planning & Reserves and former executive officers, Messrs. Grove and Graham and (ii) Mr. Wojahn's initial director stock grant in connection with his appointment due to a delay in getting filer codes.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

TRANSACTIONS WITH RELATED PERSONS

Procedures for Review, Approval and Ratification of Related Person Transactions

              An "Interested Transaction" is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which: (i) the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year; (ii) the Company or any of its subsidiaries is a participant; and (iii) any "Related Party" has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A "Related Party" includes:

  •
  director or director nominee of the Company;

  •
  an executive officer of the Company;

  •
  a stockholder beneficially owning more than 5% of any class of the common stock of the Company;

  •
  a person who is an immediate family member or sharing the household of any of the foregoing; or

  •
  any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

              Our Audit Committee reviews all Interested Transactions that the rules of the SEC require be disclosed in the Company's proxy statement and makes a determination regarding the initial authorization or ratification of any such transaction.

              The Audit Committee is also charged with reviewing the material facts of all Interested Transactions and either approving or disapproving the Company's participation in such transactions under the Company's Related Party Transactions Policy adopted by the Board. This written policy preapproves the following transactions:

  •
  any employment of an executive officer if his or her compensation is required to be reported in the Company's proxy statement under Item 402 of Regulation S-K;

  •
  director compensation which is required to be reported in the Company's proxy statement under Item 402 of Regulation S-K;

  •
  any transaction with another company at which a Related Party's only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company's voting securities if the aggregate amount involved for any particular service does not exceed the greater of $500,000 or 25% of that company's total annual revenues; and

  •
  any charitable contribution, grant or endowment by the Company to a charitable organization, foundation or university at which a Related Party's only relationship is as an employee (other than an executive officer) or a director if the aggregate amount involved does not exceed the lesser of $200,000 or 10% of the charitable organization's total annual receipts.

              Prior to a Related Party entering into an Interested Transaction, the Audit Committee reviews the material facts of such Interested Transaction and either approves or disapproves of the Interested Transaction. If advance Audit Committee approval of an Interested Transaction is not feasible, then the Interested Transaction is considered and ratified (if the Audit Committee determines it to be appropriate) at the Audit Committee's next regularly scheduled meeting. In determining whether to approve or disapprove an Interested Transaction, the

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

Audit Committee takes into account, among other factors, the following: (i) whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, (ii) the extent of the Related Party's interest in the transaction and (iii) whether the Interested Transaction is material to the Company. Further, the policy requires all Interested Transactions that are required to be disclosed in the Company's filings with the SEC to be disclosed in accordance with applicable laws, rules and regulations.

Related Party Transactions

              From time to time, the Company contributes charitable donations to organizations for which the Company's executives serve as directors. Such contributions are pre-approved pursuant to the Company's Related Party Transactions Policy. There were no other related party transactions since January 1, 2014 which were required to be reported in "Transactions with Related Persons" where the procedures above did not require review, approval or ratification or where the procedures were not followed. Additionally, since January 1, 2014, there has not been any transaction or series of similar transactions to which the Company was or is a party in which the amount involved exceeded or exceeds $120,000 and in which any Related Party, had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers, which are described in "Compensation Discussion and Analysis."

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

ITEM ONE:

ELECTION OF DIRECTORS

              The Company's certificate of incorporation provides for the division of the Company's Board into three approximately equal classes. Prior to the 2015 Annual Meeting, the classes were divided as follows: (i) two directors in Class I, (ii) one director and one vacancy in Class II and (iii) three directors in Class III. The term of office for the current Class III directors will expire at the 2015 Annual Meeting, the term of office of Class I directors will expire at the Annual Meeting of Stockholders to be held in 2016 and the term of office of Class II directors will expire at the Annual Meeting of Stockholders to be held in 2017.

              The Board has nominated each of Richard J. Carty, Marvin M. Chronister and Jeff E. Wojahn for election as a Class III director of the Company to serve for a three-year term to expire at the Annual Meeting of Stockholders to be held in 2018 and until he is either re-elected or his successor is elected and qualified. Messrs. Carty, Chronister and Wojahn are currently serving as directors of the Company. Biographical information for each nominee is contained in the "Directors and Executive Officers" section above.

              The Board has no reason to believe that any of the director nominees will be unable or unwilling to serve if elected. However, if any director nominee becomes unable or unwilling to accept his nomination or election, either the number of the Company's directors will be reduced or the persons acting under the proxy will vote for the election of a substitute nominee that the Board recommends.

               The Board unanimously recommends that stockholders vote "FOR" Item One and approve the election of the director nominees.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

ITEM TWO:

APPROVAL OF THE AMENDED AND RESTATED 2011 LONG TERM INCENTIVE PLAN

              At the 2015 Annual Meeting, the stockholders will be asked to approve the Company's Amended and Restated 2011 Long Term Incentive Plan (the "Amended LTIP") and the material terms thereof. The LTIP is an omnibus equity and cash incentive plan pursuant to which we make all of our annual bonus and long-term incentive awards. The LTIP was originally approved by the Board on July 25, 2011 and became effective as of the closing of our initial public offering in December 2011. The Amended LTIP was approved by the Board on April 28, 2015 to be effective upon approval by stockholders at the 2015 Annual Meeting.

              A copy of our Amended LTIP is attached to this proxy statement as Annex A and is incorporated by reference in this proposal.

Background and Purpose of the Proposal

              The use of stock-based and cash-based awards under the LTIP has been a key component of our compensation program since its original adoption in 2011 and the Amended LTIP will continue to play an absolutely critical role in our ability to attract, retain and motivate our employees, directors and consultants going forward.

              The purposes of the Amended LTIP and this proposal are:

  •
  To secure additional shares available for issuance under the Amended LTIP in order to meet our anticipated needs for the next couple of years. Stated plainly, the Company has been through four annual compensation cycles since the LTIP's inception and given current granting patterns, the number of shares remaining available for issuance under the LTIP may be exhausted within the next year unless the Amended LTIP is approved by our stockholders.

  •
  To allow the Company to issue future equity and cash awards that are intended to be "qualified performance-based compensation" under Section 162(m) of the Code ("Section 162(m)"). The Amended LTIP must be approved by our stockholders in order for us to be able to issue future equity and cash awards that are not subject to the $1,000,000 deduction limit imposed by Section 162(m).

  •
  To incorporate certain compensation and governance "best practices" into the LTIP plan design.

LTIP Changes

              If approved by our stockholders, the Amended LTIP would incorporate the following changes:

  •
  An increase of 2,250,000 shares available for issuance under the plan;

  •
  A prohibition on all forms of liberal share recycling;

  •
  A minimum vesting schedule of at least one (1) year for 95% of awards issued under the plan;

  •
  A slight expansion to the types of performance criteria that may be used for awards that are intended to be "qualified performance-based compensation" under Section 162(m);

  •
  A 50,000 share increase in the maximum number of shares that may be issuable pursuant to awards granted to any individual in any calendar year, from 250,000 to 300,000; and

  •
  Certain housekeeping items.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

Share Reserve/Dilution

              The Company is keenly aware of the potential dilutive effect on our stockholders of compensatory equity awards and has taken into account the effect of such dilution in its historic grant patterns. Please find detailed information regarding our equity award grants from January 1, 2012 through April 6, 2015 below, along with summary information regarding the number and type of awards outstanding under the LTIP and the number of shares remaining available under the LTIP as of April 6, 2015. Please note that the LTIP is the sole equity compensation plan maintained by the Company.

HISTORIC EQUITY AWARD PRACTICES

2012	Shares Covered by Awards
Restricted Stock	731,034

Total	731,034

2013	Shares Covered by Awards
Restricted Stock	310,439
Performance Stock Units*	80,382

Total	390,821

2014	Shares Covered by Awards
Restricted Stock	309,949
Performance Stock Units*	164,624**

Total	474,573

2015 (through April 6, 2015)	Shares Covered by Awards
Restricted Stock	464,820
Performance Stock Units*	288,726

Total	753,546

*
Shares covered by performance stock units are based on the maximum number of shares issuable on the grant date of such awards, assuming all performance metrics are achieved and the awards were to pay out at a 200% level. Except with respect to the 2014 performance stock unit awards, no amounts have been earned under any of the outstanding performance stock units.

**
Of the 164,624 performance stock units granted in 2014 (assuming an ultimate payout at 200%), 28,330 were earned as of April 6, 2015 (and will be paid in early 2017), 17,176 were forfeited as of April 6, 2015, and 119,118 may be earned in calendar years 2015 and 2016.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

 APRIL 6, 2015 LTIP SNAPSHOT

Outstanding Grants and Awards	Shares Covered by Awards
Restricted Stock	813,162
Performance Stock Units*	516,556

Total Shares Covered by Awards	1,329,718

Current Dilution
Total shares available for future awards	557,425
divided by
Total number of common shares outstanding	49,710,247

Dilution Percentage	1.12%

*
Shares covered by outstanding performance stock units are equal to the sum of (i) all earned but unpaid performance stock units, plus (ii) the maximum number of shares issuable in respect of all unearned outstanding performance stock units.

              As of April 6, 2015, the Company had 557,425 shares available for issuance under the LTIP if all unearned outstanding performance stock units are paid out at their maximum potential of 200% of the initial performance stock units granted. It is our practice to grant awards to employees at the beginning of the year, as part of each employee's compensation package, and to grant new employees sign-on grants at the commencement of their employment. Due to the decline in our stock price largely related to the significant decline in oil prices over the last two quarters, we granted a higher number of shares to employees in 2015 than in years past, and that trend may continue into 2016. If oil prices, and consequently our stock price, remain low, we may not be able to maintain these employee grant practices into 2017 without the approval of the Amended LTIP. This has the potential to significantly disrupt our ability to retain and motivate not only our named executive officers, but also the other approximately 300 employees that are critical to our success and ability to increase long-term stockholder value. In this regard, we note that over 80% of our equity awards were granted to employees other than our continuing named executive officers in 2014.

              As set forth above, as of April 6, 2015, the total number of shares of our outstanding common stock was 49,710,247 and our current dilution as of that date (which is the number of shares available for grant under the LTIP, divided by the total number of shares of our common stock outstanding) was approximately 1%. If the Amended LTIP is approved, the potential dilution from issuances authorized under the plan will increase to approximately 5.7%, which we believe is well within industry norms for oil and gas companies.

Consequences of Failing to Approve the Proposal

              Failure of our stockholders to approve this proposal will mean that the LTIP will remain in effect in its current form and, given its limited share reserve, we may not be able to continue to make equity compensation awards consistent with our compensation philosophy and may have difficulty attracting and retaining the over 300 employees, officers, and directors that are critical to our success and ability to drive long-term stockholder value. Failure to approve this proposal will also mean that the deductibility of awards granted to covered employees after the 2015 Annual Meeting will potentially be limited.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

Summary of the Amended LTIP

              A summary of the principal features of the Amended LTIP is provided below but does not purport to be a complete description of all of the provisions of the Amended LTIP. The summary below should be read in conjunction with, and is qualified in its entirety by reference to, the full text of the Amended LTIP.

               Key Features of the Amended LTIP.    Key features of the Amended LTIP include:

  •
  No automatic award grants are made to any eligible individual;

  •
  Awards may be designed to meet the requirements for deductibility as "qualified performance-based compensation" under Section 162(m);

  •
  Limitations on the maximum number of amount of awards that may be granted to individuals during any calendar year;

  •
  No repricing, backdating or buyouts of options or stock appreciation rights without stockholder approval;

  •
  No liberal recycling of shares that are withheld or tendered to pay the exercise price of an award or to satisfy any tax withholding obligations of an award;

  •
  Minimum one year vesting requirements for 95% of awards under the plan;

  •
  Prohibition on awards of discounted options or other awards; and

  •
  Awards are non-transferable, except to an award recipient's immediate family member or related family trust, pursuant to a qualified domestic relations order or by will or the laws of descent and distribution.

               Purposes of the Amended LTIP.    The purposes of the Amended LTIP are to (i) provide incentives to our employees, directors and service providers to devote their abilities and energies to our success through affording such individuals a means to acquire and maintain stock ownership or awards, the value of which is tied to the performance of our common stock and (ii) enable us to pay compensation that qualifies for the "performance-based compensation" exemption to Section 162(m) with respect to awards provided to covered employees.

               Types of Awards.     The Amended LTIP permits the grant of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, unrestricted stock, stock units, dividend equivalent rights, cash awards and other stock-based awards, any of which may be further designated as performance awards (collectively referred to as "Awards"). To date, the Board has approved only grants of restricted stock, stock units (designated as performance stock units) and cash Awards pursuant to the LTIP.

               Administration.     The Amended LTIP will be administered by the Board or a committee of the Board pursuant to its terms and all applicable state, federal or other rules or laws provided that such committee will consist of "outside directors" if necessary with respect to Awards intended to qualify as "performance-based compensation" under Section 162(m). The Board has the sole discretion to determine the eligible employees, directors and service providers to whom Awards are granted under the Amended LTIP and the manner in which such Awards will vest. Awards may be granted by the Board to employees, directors and service providers in such amounts (measured in cash, shares of common stock or as otherwise designated), at such times and on such terms and conditions as the Board shall determine. Subject to applicable law and the terms of the Amended LTIP, the Board is authorized to interpret the Amended LTIP, to establish, amend and rescind any rules and regulations

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

relating to the Amended LTIP, to delegate duties under the Amended LTIP, to terminate, modify or amend the Amended LTIP (except for certain amendments that require stockholder approval as described below), and to make any other determinations that it deems necessary or desirable for the administration of the Amended LTIP. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Amended LTIP in the manner and to the extent the Board deems necessary or desirable. All determinations of the Board shall be final, binding and conclusive upon all parties. The Board may, if permissible by applicable law, delegate its authority under the Amended LTIP to one or more officers of the Company.

               Eligibility to Participate.     The employees eligible to receive Awards under the Amended LTIP are our employees and those of our subsidiaries. Members of our Board who are not employees are eligible to receive Awards and individuals who provide consulting, advisory or other similar services to us or our subsidiaries are also eligible to receive Awards. As of March 31, 2015, we had approximately 340 employees, five non-employee directors, and no other service providers who were participating in the LTIP and would be eligible to participate in the Amended LTIP. Eligible employees, directors or service providers who are designated by the Board to receive an Award under the Amended LTIP are referred to as "participants."

               Maximum Amount of Compensation.     With respect to stock-denominated Awards, the Amended LTIP provides that no participant may receive (i) grants of options or stock appreciation rights during a calendar year with respect to more than 300,000 shares of our common stock (subject to adjustment in accordance with the terms of the Amended LTIP) and (ii) grants of Awards during a calendar year, other than options or stock appreciation rights, with respect to more than 300,000 shares of our common stock (subject to adjustment in accordance with the terms of the Amended LTIP). For dollar-denominated Awards, the maximum dollar amount that may be granted to any participant as an annual bonus during a calendar year is $2,500,000, and the maximum amount of any other cash-denominated Award granted in any calendar year is limited to $2,500,000. These limits are not intended to suggest that the amount of compensation received by any covered employee or other participant will be the maximum set forth in the Amended LTIP.

               Number of Shares Subject to the Amended LTIP.     The maximum number of shares of our common stock that may be issued under the Amended LTIP is (i) 2,500,000 shares (which was the number originally reserved for issuance upon the LTIP's adoption in 2011, less (ii) any shares that are permanently unavailable for issuance as of the effective date (generally because they have been issued to participants upon the vesting of Awards previously granted), plus (iii) 2,250,000 shares, subject to certain adjustments as provided in the Amended LTIP. The closing market price of our common stock as of March 31, 2015 was $24.66 per share as reported on the NYSE.

              If an Award is surrendered, forfeited, or otherwise lapses or expires (e.g. shares forfeited with respect to restricted stock), the shares subject to those Awards will again be available for issuance under the Amended LTIP, unless an applicable law or regulation prevents such re-issuance.

               Prohibition on Liberal Share Recycling.     The Amended LTIP provides that, with respect to options, stock appreciation rights and any similar appreciation-only Award, the following shares will not be available for future Awards under the LTIP: (i) shares tendered or withheld in payment of any exercise or purchase price of such Award or taxes relating to such Award, (ii) shares that were subject to such Award that was exercised, or (iii) shares repurchased on the open market with the proceeds of such Award's exercise price. In addition, the Amended LTIP also provides that shares withheld to satisfy tax withholding obligations will also not be available for future issuance under the Amended LTIP.

               Source of Shares.     Common stock issued under the Amended LTIP may, to the extent provided by applicable law, come from authorized but unissued shares of our common stock, from treasury stock held by us or from previously issued shares of common stock reacquired by us, including shares purchased on the open market.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

               Minimum Vesting Requirement.     The Amended LTIP provides that a vesting period of at least one year will apply to all Awards issued under the plan, with the exception that up to 5% of the shares of common stock reserved for issuance under the Amended LTIP as of the effective date may be issued pursuant to Awards that do not comply with the minimum one year vesting period.

               Stock Options.     Stock options to purchase one or more shares of our common stock may be granted under the Amended LTIP. The Board may determine to grant stock options that are either incentive stock options governed by Section 422 of the Code, or stock options that are not intended to meet these requirements (called "non-qualified stock options"). The Board will determine the specific terms and conditions of any stock option at the time of grant. The exercise price of any stock option will not be less than 100% of the fair market value of our common stock on the date of the grant (other than in limited situations pertaining to substitute Awards), and in the case of an incentive stock option granted to an eligible employee that owns more than 10% of our common stock, the exercise price will not be less than 110% percent of the fair market value of our common stock on the date of grant. The term for a stock option may not exceed 10 years and in the case of an incentive stock option granted to an eligible employee that owns more than 10% of our common stock, the term may not exceed 5 years. The Board will determine the methods and form of payment for the exercise price of an option (including, in the discretion of the Board, payment in cash, cash equivalents, shares of common stock, or pursuant to a broker transaction) and the methods and forms in which common stock will be delivered to a participant. The Board will determine at the time of a grant whether to require forfeiture of the options upon a termination of employment for any reason.

               Stock Appreciation Rights.     The Board may grant stock appreciation rights (or "SARs") independent of or in connection with a stock option. The base price per share of a SAR will be an amount determined by the Board. However, SARs must generally have a base price not less than the fair market value of the common stock on the date the SAR is granted with the exception that a SAR granted in tandem with an outstanding option may have a grant price that is equal to the option price, even if less than the fair market value of common stock on the grant date. Generally, each SAR will entitle a participant upon exercise to an amount equal to the excess of (i) the fair market value of one share of common stock on the exercise date over (ii) the base price of such SAR as determined by the Board. The Board will determine the terms and methods of exercise and settlement, form of consideration and delivery of common stock any other terms and conditions of any SAR. The Board will determine at the time of a grant the time at which SARs will cease to be exercisable following termination of service or other conditions.

               Restricted Stock.     Restricted stock may be granted under the Amended LTIP, which means shares of our common stock are granted to an individual subject to transfer limitations, a risk of forfeiture and other restrictions, including the satisfaction of corporate or individual performance objectives, imposed by the Board in its discretion. During the restricted period, the participant may not sell, assign or otherwise dispose of the restricted stock, and any stock certificate will contain an appropriate legend noting the restrictions upon such common stock until such time as all restrictions have been removed. Restrictions may lapse at such times and under such circumstances as determined by the Board. During the restricted period, the holder will have rights as a stockholder, including the right to vote the common stock subject to the Award and to receive dividends thereon (which may, if required by the Board be required to be reinvested in shares of common stock which may be subject to the same vesting conditions and restrictions applicable to the restricted stock). Unless otherwise determined by the Board, shares of common stock distributed to a holder of a restricted stock Award in connection with a stock split or stock dividend, and other property (other than cash) distributed as a dividend, will be subject to restrictions and a risk of forfeiture to the same extent as the underlying restricted stock Award with respect to which such shares of common stock or other property has been distributed. Unless otherwise noted in the individual Award agreement, the Company shall have the right to repurchase or recover any restricted stock if the participant shall terminate employment before the end of the restrictive period or the restricted stock is forfeited for any other reason.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

               Stock Units.     Stock units are rights to receive shares of common stock at the end of a specified period. The Board may subject stock units to restrictions (which may include a risk of forfeiture) to be specified in the Award agreement and such restrictions may lapse at such times determined by the Board. Stock units granted under the Amended LTIP subject to certain specified performance conditions are referred to as "performance stock units." The Board may provide that holders of stock units may be entitled to receive, upon the Company's payment of a cash dividend, a cash payment for each stock unit held equal to the per-share dividend paid on the stock or the Board may provide that the cash payment will be deemed reinvested in additional stock units at a price per unit equal to the fair market value of a share of stock on the date the dividend is paid.

               Dividend Equivalents.     Dividend equivalents may be granted to eligible individuals, entitling the participant to receive cash or shares or common stock, or a combination of both, equal in value to dividends paid with respect to a specified number of shares of common stock, or other periodic payments at the discretion of the Board. Dividend equivalents may be awarded on a freestanding basis or in connection with another Award. The Board may provide that dividend equivalents will be payable or distributed when accrued or deemed reinvested in additional shares of common stock. The Board will specify any restrictions on transferability and risks of forfeiture imposed upon dividend equivalents.

               Other Stock-Based Awards.     Unrestricted stock Awards or rights to purchase or acquire shares or any other stock-based Award may be granted that consist of a right denominated in or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of our common stock, subject to applicable legal limitations and the terms of the Amended LTIP. In the discretion of the Board, other stock-based Awards may be subject to such vesting and other terms as the Board may establish, including performance goals. Cash Awards may be granted as an element of or a supplement to any other stock-based Awards permitted under the Amended LTIP.

               Performance and Annual Incentive Awards.     The Board may designate that certain Awards granted under the Plan constitute "performance" Awards. An annual incentive Award is any Award the grant, exercise or settlement of which is subject to one or more performance standards over a performance period of up to one year. A performance Award is any Award the grant, exercise or settlement of which is subject to one or more performance standards over a performance period of up to 10 years. If the Compensation Committee determines that an eligible person is a covered employee under Section 162(m) or the regulations thereunder and the contemplated Award is intended to qualify as "performance-based compensation" under such section, then the grant, exercise and/or settlement of such Award will be contingent upon the achievement of any one pre-established performance goal or that two or more of the pre-established performance goals must be achieved as a condition to grant, exercise and/or settlement of such performance Award or annual incentive Award, in each case based on one or more of the business criteria set forth below. Consistent with certain provisions of Section 162(m) and accompanying regulations, the business criteria on which performance goals may be based must be provided for in the plan and approved by our stockholders. With respect to Awards intended to constitute "performance-based compensation," performance goals will be designed to be objective, "substantially uncertain" of achievement at the date of grant and to otherwise meet the requirements of Section 162(m) and regulations thereunder. Performance goals may vary among Award recipients or among Awards to the same recipient. Performance goals will be established not later than 90 days after the beginning of any performance period applicable to such Awards, or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m).

              One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Compensation Committee in establishing performance goals for such performance or annual incentive Awards: (i) earnings per share; (ii) revenue; (iii) cash flow; (iv) cash flow from operations; (v) cash flow return; (vi) return on net assets; (vii) return on assets; (viii) return on investment; (ix) return on capital; (x) return on equity; (xi) economic value added; (xii) net sales; (xiii) contribution margin;

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

(xiv) net income; (xv) net income per share; (xvi) pretax earnings; (xvii) pretax earnings before interest, depreciation and amortization; (xviii) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (xix) total stockholder return; (xx) debt reduction; (xxi) market share; (xxii) change in the fair market value of the stock; (xxiii) operating margin; (xxiv) operating income; (xxv) reserve growth; (xxvi) reserve replacement; (xxvii) production growth; (xxviii) finding, development and exploration costs; (xxix) lease operating expense; (xxx) completion and/or integration of acquisitions of businesses or companies; (xxxi) completion of divestitures and asset sales; (xxxii) capital efficiency; (xxxiii) capital raises; (xxxiv) general and administrative expense; (xxxv) safety; and (xxxvi) environmental record. Any of the above business criteria may be determined (a) on an absolute or relative basis (i.e., performance relative to peer companies), (b) as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparable companies or (c) on a GAAP or non-GAAP basis.

              The Compensation Committee may not increase the amount of a performance Award payable to a covered employee for purposes of Section 162(m) that is intended to be "performance-based compensation" under Section 162(m) but may exercise discretion to reduce any such Award. All determinations by the Compensation Committee as to the establishment, amount and achievement of performance goals will be made in writing in the case of any Award intended to qualify under Section 162(m). To the extent required to comply with Section 162(m), the Compensation Committee may delegate any responsibility relating to such performance Awards or annual incentive Awards.

               Tax Withholding.     We and our subsidiaries are authorized to withhold from any Award granted, or any payment relating to an Award under the Amended LTIP, including from a distribution of shares of common stock, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take any other action the Board may deem advisable to enable us and participants to satisfy obligations for the payment of withholding taxes and other tax obligations related to an Award.

               Subdivision or Consolidation.     In the event of certain changes to our capitalization, such as a stock split, stock combination, stock dividend, extraordinary cash dividend, exchange of shares, or other recapitalization, merger or otherwise, that result in an increase or decrease in the number of outstanding shares of common stock, appropriate adjustments will be made by the Board as to the number and price of shares subject to an Award, the number of shares available for issuance under the Amended LTIP, and the maximum individual limitations applicable to stock-based Awards.

               Change in Control.     Upon a "change in control" (as defined in the Amended LTIP), each outstanding Award shall be deemed to have vested and shall become exercisable, to the extent so provided in the applicable Award agreement; provided that the Board may elect to accelerate the vesting of, or cancel, or take any other action with respect to any outstanding Award as it shall deem appropriate in its sole discretion.

               Amendment.     The Board may amend, suspend or terminate the Amended LTIP as to any shares of common stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company's stockholders to the extent stated by the Board, required by applicable law or stock exchange listing requirements. Additionally, an amendment will be contingent on approval of the Company's stockholders if the amendment would: (i) materially increase the benefits accruing to participants under the Amended LTIP, (ii) materially increase the aggregate number of shares of common stock that may be issued under the Amended LTIP or (iii) materially modify the requirements as to eligibility for participation in the Amended LTIP. No Awards shall be made after termination of the Amended LTIP. No amendment, suspension or termination of the Amended LTIP shall, without the consent of the participant, impair rights or obligations under any Award theretofore awarded under the Amended LTIP.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

               Term and Termination of the Plan.     No further Awards may be granted under the Amended LTIP after June 4, 2025. The Board in its discretion may terminate the Amended LTIP at any time with respect to any shares of common stock that are not subject to previous Awards. The Amended LTIP will remain in effect until all Awards granted under the Amended LTIP have been satisfied or have expired.

               Transferability of Awards.     Awards are generally not transferable other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order issued by a court of competent jurisdiction. An incentive stock option is not transferable other than by will or the laws of descent and distribution. With respect to a specific non-qualified stock option, if authorized in the applicable Award agreement, a participant may transfer, not for value, all or part of an opinion to any family member by way of a gift, a transfer under a domestic relations order in settlement of martial property rights or a transfer to an entity in which more than 50% of the voting interests are owned by family members in exchange for an interest in that entity. Any attempt to transfer an Award in violation of the terms of the Amended LTIP or without proper notification to the Board shall be deemed null and void, and at the discretion of the Board, may result in a forfeiture of that Award.

Certain Federal Tax Consequences

              The following discussion is for general information only and is intended to summarize briefly the U.S. federal tax consequences of certain transactions contemplated under the Amended LTIP. This description is based on current laws in effect on March 31, 2015, which are subject to change (possibly retroactively). The tax treatment of participants in the Amended LTIP may vary depending on each participant's particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state or local tax consequences. Participants are advised to consult with a tax advisor concerning the specific tax consequences of participating in the Amended LTIP.

Tax Consequences to Participants under the Amended LTIP

               Stock Options and Stock Appreciation Rights.     Participants will not realize taxable income upon the grant of a stock option or a SAR. Upon the exercise of a non-qualified stock option or a SAR, a participant will recognize ordinary compensation income (subject to withholding if an employee) in an amount equal to the excess of (i) the amount of cash and the fair market value of the common stock received over (ii) the exercise price of the Award. A participant will generally have a tax basis in any shares of common stock received pursuant to the exercise of a non-qualified stock option or SAR that equals the fair market value of such shares on the date of exercise. Subject to the discussion under "Tax Consequences to the Company" below, we will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules. When a participant sells the common stock acquired as a result of the exercise of a non-qualified stock option or SAR, any appreciation (or depreciation) in the value of the common stock after the exercise date is treated as long- or short-term capital gain (or loss) for federal income tax purposes, depending on the holding period. The common stock must be held for more than 12 months to qualify for long-term capital gain treatment.

              Participants eligible to receive a stock option intended to qualify as an incentive stock option under Section 422 of the Code will not recognize taxable income on the grant of an incentive stock option. Upon the exercise of an incentive stock option, a participant will not recognize taxable income, although the excess of the fair market value of the shares of common stock received upon exercise of the incentive stock option ("ISO Stock") over the exercise price will increase the alternative minimum taxable income of the participant, which may cause such participant to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an incentive stock option would be allowed as a credit against the participant's regular tax liability in a later year to the extent the participant's regular tax liability is in excess of the alternative minimum tax for that year.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

              Upon the disposition of ISO Stock that has been held for the required holding period (generally, at least two years from the date of grant and one year from the date of exercise of the incentive stock option), a participant will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the participant for the ISO Stock. However, if a participant disposes of ISO Stock that has not been held for the requisite holding period (a "Disqualifying Disposition"), the participant will recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the fair market value of the ISO Stock at the time of exercise of the incentive stock option (or, if less, the amount realized in the case of an arm's length disposition to an unrelated party) exceeds the exercise price paid by the participant for such ISO Stock. A participant would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO Stock on the exercise date. If the exercise price paid for the ISO Stock exceeds the amount realized (in the case of an arm's-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss.

              We will generally not be entitled to any federal income tax deduction upon the grant or exercise of an incentive stock option, unless a participant makes a Disqualifying Disposition of the ISO Stock. If a participant makes a Disqualifying Disposition, we will then, subject to the discussion below under "Tax Consequences to the Company," be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a participant under the rules described in the preceding paragraph.

               Other Awards; Cash Awards; Stock Units; Dividend Equivalents; and Restricted Stock.     A participant will recognize ordinary compensation income upon receipt of cash pursuant to a cash Award or, if earlier, at the time the cash is otherwise made available for the participant to draw upon. Individuals will not have taxable income at the time of grant of a stock unit, but rather, will generally recognize ordinary compensation income at the time he or she receives cash or shares of common stock in settlement of the stock unit Award, as applicable, in an amount equal to the cash or the fair market value of the common stock received. The dividend equivalents, if any, received with respect to a stock unit or other Award will be taxable as ordinary compensation income, not dividend income, when paid.

              A recipient of restricted stock generally will be subject to tax at ordinary income tax rates on the fair market value of the common stock when it is received, reduced by any amount paid by the recipient; however, if the common stock is not transferable and is subject to a substantial risk of forfeiture when received, a participant will recognize ordinary compensation income in an amount equal to the fair value of the common stock (i) when the common stock first becomes transferable and is no longer subject to a substantial risk of forfeiture, in cases where a participant does not make a valid election under Section 83(b) of the Code, or (ii) when the Award is received, in cases where a participant makes a valid election under Section 83(b) of the Code. If a Section 83(b) election is made and the shares are subsequently forfeited, the recipient will not be allowed to take a deduction for the value of the forfeited shares. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that is subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient, otherwise the dividends will be treated as dividend income.

              A participant who is an employee will be subject to withholding for federal, and generally for state and local, income taxes at the time he recognizes income under the rules described above. The tax basis in the common stock received by a participant will equal the amount recognized by him as compensation income under the rules described in the preceding paragraph, and the participant's capital gains holding period in those shares will commence on the later of the date the shares are received or the restrictions lapse. Subject to the discussion below under "Tax Consequences to the Company," we will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

               Code Section 409A.     Awards under the Amended LTIP are intended to be designed, granted and administered in a manner that is either exempt from the application of or complies with the requirements of Section 409A of the Code in an effort to avoid the imposition of taxes and/or penalties. To the extent that an Award under the Amended LTIP fails to comply with Section 409A, such Award will, to the extent possible, be modified to comply with such requirements.

Tax Consequences to the Company

               Reasonable Compensation.     In order for the amounts described above to be deductible by us (or a subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

               Golden Parachute Payments.     The ability of the Company (or the ability of one of our subsidiaries) to obtain a deduction for future payments under the Amended LTIP could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.

               Performance-Based Compensation.     The ability of the Company (or the ability of one of our subsidiaries) to obtain a deduction for amounts paid under the Amended LTIP could be limited by Section 162(m). Section 162(m) limits our ability to deduct compensation, for federal income tax purposes, paid during any year to a covered employee in excess of $1,000,000. However, an exception applies to this limitation in the case of certain "performance-based compensation." In order to exempt "performance-based compensation" from the $1,000,000 deductibility limitation, the grant, vesting, exercise or settlement of the Award must be based on the satisfaction of one or more performance goals selected by the Compensation Committee and certain other requirements must be met, including stockholder approval requirements. To allow Awards to qualify as "performance-based compensation," we are seeking stockholder approval of the material terms of the Amended LTIP, including the maximum amount of compensation that may be paid under the Amended LTIP. Although the Amended LTIP has been drafted to satisfy the requirements for the "performance-based compensation" exception, we may determine that it is in the Company's best interests not to satisfy the requirements for the exception in certain situations.

              The above summary relates to U.S. federal income tax consequences only and applies to U.S. citizens and foreign persons who are U.S. residents for U.S. federal income tax purposes.

New Plan Benefits

              The future Awards, if any, that will be made to eligible individuals under the Amended LTIP are subject to the discretion of the Board, and thus we cannot currently determine the benefits or number of shares subject to Awards that may be granted to participants in the future under the Amended LTIP. Therefore, the New Plan Benefits Table is not provided.

               The Board unanimously recommends that stockholders vote "FOR" Item Two and the approval of the Amended and Restated 2011 Long Term Incentive Plan.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

ITEM THREE:

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

              The Audit Committee of the Board has selected Hein & Associates LLP as the independent registered public accountant auditors of the Company for 2015. Hein & Associates LLP has audited the Company's consolidated financial statements since the Company's inception on December 23, 2010. The Board is submitting the selection of Hein & Associates LLP for ratification at the 2015 Annual Meeting. The submission of this matter for approval by stockholders is not legally required, but the Board and the Audit Committee believe the submission provides an opportunity for stockholders, through their vote, to communicate with the Board and the Audit Committee about an important aspect of corporate governance. If the stockholders do not ratify the selection of Hein & Associates LLP, the Audit Committee will reconsider the selection of that firm as the Company's auditors.

              The Audit Committee has the sole authority and responsibility to retain, evaluate and replace the Company's auditors. The stockholders' ratification of the appointment of Hein & Associates LLP does not limit the authority of the Audit Committee to change auditors at any time.

Audit and Other Fees

              The table below sets forth the aggregate fees billed by Hein & Associates LLP for the last two fiscal years:

Description	2014 ($)	2013 ($)
Audit Fees(1)	502,878	646,239
Audit-Related Fees(2)	12,868	—
Tax Fees(3)	107,265	86,770
All Other Fees	—	—

Total	623,011	733,009

(1)
We paid audit fees, including costs, for the years ended December 31, 2013 and 2014 for professional services rendered in connection with:

•
the audit of our consolidated financial statements and internal controls over financial reporting;

•
SEC registration statements and amendments filed by the Company;

•
comfort letters issued in connection with SEC registration statements filed by the Company; and

•
review of quarterly consolidated financial statements.

(2)
Audit of the Company's employee benefits plan.

(3)
Tax return preparation and consultation on tax matters.

              The charter of the Audit Committee requires that the Audit Committee review and pre-approve the plan and scope of Hein & Associates LLP's audit, tax and other services. The Audit Committee pre-approved 100% of the services described above under the captions "Audit Fees", "Audit-Related Fees and "Tax Fees" incurred since its formation.

              The Company expects that representatives of Hein & Associates LLP will be present at the 2015 Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so.

               The Board unanimously recommends that stockholders vote "FOR" Item Three and approve the ratification of the selection of Hein & Associates LLP as the independent registered public accountant of the Company for 2015.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

ITEM FOUR:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

              We are asking our stockholders to provide advisory, non-binding approval of the compensation paid to our named executive officers, as described in the "Compensation Discussion and Analysis" section of this proxy statement. Our Board recognizes that executive compensation is an important matter for our stockholders. As described in detail in the CD&A section of this proxy statement, the Compensation Committee is tasked with the implementation of our executive compensation philosophy. In particular, the Compensation Committee strives to attract, retain and motivate the best executives we can identify and recruit, to reward past performance measured against established goals and provide incentives for future performance and to align executives' long-term interests with the interests of our stockholders. To do so, the Compensation Committee uses a combination of short-term and long-term incentive compensation to reward excellent performance and to encourage executives' commitment to our long-range, strategic business goals. It is the intention of the Compensation Committee that our named executive officers be compensated competitively with the market and consistently with our strategy, sound corporate governance principles and stockholder interests and concerns.

              As described in the CD&A, we believe our compensation program is effective, appropriate and strongly aligned with the long-term interests of our stockholders and that the total compensation packages provided to our named executive officers (including potential payouts upon a termination or change in control) are reasonable and not excessive. As you consider this Item Four, we urge you to read the CD&A section of this proxy statement for additional details on executive compensation, including information about our compensation philosophy and objectives and the past compensation of our named executive officers, and to review the tabular disclosures regarding named executive officer compensation together with the accompanying narrative disclosures in this proxy statement. Some of the program features incorporated by the Compensation Committee to align our executive compensation program with our executive compensation philosophy include:

  •
  time-based and performance-based equity awards incorporating a three-year vesting period to emphasize long-term performance and executive officer commitment and retention;

  •
  annual performance-based cash awards incorporating operational, financial, and performance metrics in order to properly balance risk with the incentives needed to drive our key annual initiatives—such awards impose maximum payouts to further manage risk and the possibility of excessive payments;

  •
  double-trigger requirement for any acceleration of vesting of equity upon a change in control (i.e., a termination without cause or resignation for good reason is required in connection with a change in control); and

  •
  stock ownership guidelines to further align the interests of our named executive officers with the interests of our stockholders.

              This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. As an advisory vote, Item Four is not binding on our Board or the Compensation Committee, will not overrule any decisions made by our Board or the Compensation Committee and will not require our Board or the Compensation Committee to take any specific action. Although the vote is non-binding, our Board and the Compensation Committee value the opinions of our stockholders and will carefully consider the outcome of the vote when making future compensation decisions for our named executive officers.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

              We are asking stockholders to vote "For" the following resolution:

                  "RESOLVED, that the stockholders approve, on an advisory basis, the compensation philosophy, policies and procedures and the compensation of the named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in the proxy statement."

              The affirmative vote of stockholders holding at least a majority of the shares present and entitled to be voted on the proposal is required for approval of Item Four. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this proposal.

               The Board unanimously recommends that the stockholders vote "FOR" Item Four and approve the compensation of the named executive officers of the Company on an advisory basis, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

OTHER MATTERS

Stockholder Proposals; Identification of Director Candidates

              Any stockholder of the Company who desires to submit a proposal for action at the 2016 Annual Meeting of Stockholders and wishes to have such proposal (a "Rule 14a-8 Proposal") included in the Company's proxy materials, must submit such Rule 14a-8 Proposal to the Company at its principal executive offices no later than January 1, 2016, unless the Company notifies the stockholders otherwise. Only those Rule 14a-8 Proposals that are timely received by the Company and proper for stockholder action (and otherwise proper) will be included in the Company's proxy materials.

              A stockholder proposal, including a stockholder nominating a person for election as a director, not included in our proxy statement for the 2016 Annual Meeting of Stockholders will be ineligible for presentation at the 2016 Annual Meeting of Stockholders unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices. Under our bylaws, in order for a matter to be deemed properly presented by a stockholder, a stockholder's notice shall be delivered to and received by the Secretary at the principal executive offices of the Company not less than 120 days in advance of the first anniversary of the date of the Company's proxy statement release to stockholders for the preceding year's annual meeting. Accordingly, with respect to the 2016 Annual Meeting of Stockholders, such notice must be received by the Secretary at the Company's principal executive office by January 1, 2016; provided, however, that in the event the date of the annual meeting has been changed by more than 30 days from the date of the previous year's annual meeting, delivery of such proposal by the stockholder, to be timely, must be so delivered not later than the close of business on the later of (i) the 120th day prior to such meeting, or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. For purposes of our bylaws, "public announcement" means disclosure in a press release reported by Dow Jones News Service, Associated Press or a comparable national news service, in a document publicly filed by the Company with the SEC, or in a notice pursuant to the applicable rules of an exchange on which the Company's securities are then listed.

              To be in proper form, a stockholder's notice shall be in writing and shall set forth (a) the name and address of the stockholder, as set forth in the Company's books and records, who intends to make the nomination(s) or propose the business and the beneficial owner, if any, on whose behalf the proposal is made, (b) in the case of a nomination of director(s), (i) a description of all agreements, arrangements or understandings between the stockholder and each nominee or any other person or persons (naming such person or persons) pursuant to which the nomination(s) are to be made, (ii) any other information relating to such nominee(s) that would be required to be included in a proxy statement filed under the current rules of the SEC and (iii) the nominee(s)' written consent to serve as a director if elected and (c) in the case of other business proposed to be brought before the annual meeting (i) a brief description of such business, (ii) the reasons for conducting such business at the annual meeting, (iii) any material interest the stockholder has in such business and (iv) any other information that is required to be provided by the stockholder under the current rules of the SEC with respect to stockholder proposals. The Board, a committee thereof and the chief executive officer and president may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedures.

              It is the responsibility of the Nominating and Corporate Governance Committee to identify, evaluate and recommend to the Board the director nominees for election at the annual meeting of stockholders, as well as to fill vacancies or additions on the Board that may occur between annual meetings. The Nominating and Corporate Governance Committee endeavors to recommend only director candidates who possess the highest personal values and integrity; who have experience and have exhibited achievements in one or more of the key professional, business, financial, legal and other challenges that face a U.S. independent oil and gas company; who exhibit

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

sound judgment, intelligence, personal character and the ability to make independent analytical inquiries; who demonstrate a willingness to devote adequate time to Board duties; and who are likely to be able to serve on the Board for a sustained period.

              The Nominating and Corporate Governance Committee's charter includes consideration of diversity of viewpoint on the Board. In that regard, the Nominating and Corporate Governance Committee endeavors to achieve an overall balance of diversity of experiences, skills, attributes and viewpoints among our directors. The Nominating and Corporate Governance Committee believes it has achieved that balance through the representation on the Board of members having experience in the oil and gas industry, finance and accounting and investment analysis, among other areas. The Nominating and Corporate Governance Committee does not discriminate based upon race, religion, sex, national origin, age, disability, citizenship or any other legally protected status.

              In identifying potential director candidates, the Nominating and Corporate Governance Committee will rely on any source available for the identification and recommendation of candidates, including current directors and officers. In addition, the Nominating and Corporate Governance Committee from time to time may engage a third party search firm to identify or evaluate, or assist in identifying or evaluating potential candidates, for which the third party search firm will be paid a fee.

              Written requests for inclusion of any stockholder proposal should be addressed to Bonanza Creek Energy, Inc., 410 17th Street, Suite 1400, Denver, Colorado 80202, Attention: Secretary. The Company suggests that any such proposal be sent by certified mail, return receipt requested.

Solicitation of Proxies

              Solicitation of proxies on behalf of the Company may be made via the internet, by mail, or by personal interview or telephone by officers, directors and employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the common stock that those companies or persons hold of record, and the Company will reimburse the forwarding expenses. The Company will bear all costs of solicitation.

Stockholder List

              In accordance with the Delaware General Corporation Law and the Company's bylaws, the Company will maintain at its corporate offices in Denver, Colorado, a list of the stockholders entitled to vote at the 2015 Annual Meeting. The list will be open to the examination of any stockholder, for purposes germane to the 2015 Annual Meeting, during ordinary business hours for ten days before the 2015 Annual Meeting.

Proxy Materials, Annual Report and Householding

              The Company's Annual Report to Stockholders for the year ended December 31, 2014, is being sent to stockholders of record concurrently with this proxy statement and does not form part of the proxy solicitation material.

              The SEC has adopted rules that permit companies and intermediaries (such as brokers) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as "householding," potentially means extra convenience for security holders and cost savings for companies. This year, a number of brokers with accountholders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

contrary instructions have been received from the affected stockholder. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you would prefer to receive a separate copy of the proxy materials or if you are receiving multiple copies and would like to receive a single copy, please notify your broker or direct your request to us as follows: 410 17th Street, Suite 1400, Denver, Colorado, 80202, Attention: Investor Relations, (720) 440-6100. We will promptly deliver a separate copy to you upon request.

               IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2015 ANNUAL MEETING TO BE HELD ON JUNE 4, 2015:

              A COPY OF THE PROXY STATEMENT, THE FORM OF PROXY, THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2014 AND THE 2014 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE FREE OF CHARGE UPON REQUEST TO THE COMPANY AT 410 17th STREET, SUITE 1400, DENVER, COLORADO, 80202, ATTENTION: INVESTOR RELATIONS.

Internet and Phone Voting

              For shares of stock that are registered in your name, you may vote by internet or phone by following the instructions set forth on the enclosed proxy card. Votes submitted by internet or phone must be received by 11:59 p.m., Eastern Time, on Wednesday, June 3, 2015. The giving of such a proxy will not affect your right to vote in person should you decide to attend the 2015 Annual Meeting.

              The internet and phone voting procedures are designed to authenticate stockholder identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Stockholders voting by internet should remember that the stockholder must bear costs associated with electronic access, such as usage charges from internet access providers and telephone companies.

Forward-Looking Statements

              This proxy statement may include "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995). The forward-looking statements include statements regarding the Wattenberg Field being one of the premier oil and natural resource plays in the United States; additional matters to be presented at the 2015 Annual Meeting; executive sessions of the Board; potential payments upon termination or change in control; statements regarding Section 162(m), Section 409A and Section 280G of the Code and ASC Topic 718; and impact of the compensation program on the Company. These statements are based on our current expectations and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements, including changes in governmental regulations and interpretations thereunder and other risks identified in the Risk Factors section of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the Risk Factors section in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and in our quarterly reports on Form 10-Q and current reports on Form 8-K.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO VOTE BY INTERNET, BY PHONE OR IF

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

YOU HAVE RECEIVED PAPER COPIES OF THE PROXY MATERIAL, BY COMPLETING, SIGNING AND RETURNING THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

By Order of the Board,

Christopher I. Humber Executive Vice President, General Counsel & Secretary
Denver, Colorado April 30, 2015

 BONANZA CREEK ENERGY, INC. 2015 Proxy Statement

ANNEX A

BONANZA CREEK ENERGY, INC.
AMENDED AND RESTATED
2011 LONG TERM INCENTIVE PLAN

A-ii

BONANZA CREEK ENERGY, INC.
AMENDED AND RESTATED
2011 LONG TERM INCENTIVE PLAN

              Bonanza Creek Energy, Inc., a Delaware corporation (the "Company"), sets forth herein the terms of its Amended and Restated 2011 Long Term Incentive Plan (the "Plan"), as follows:

1.
PURPOSE.

              The Plan is intended to enhance the Company's and its Affiliates' (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, stock units, other stock awards (including unrestricted stock), dividend equivalent rights and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.
DEFINITIONS.

              For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

              2.1    "Affiliate" means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

              2.2    "Annual Incentive Award" means an Award made subject to attainment of performance goals (as described in Section 14) over a performance period of up to one (1) year (the fiscal year, unless otherwise specified by the Committee).

              2.3    "Award" means a grant of an Option, Stock Appreciation Right, Restricted Stock, Other Stock Award, Unrestricted Stock, Stock Unit, Dividend Equivalent Rights, or cash award under the Plan.

              2.4    "Award Agreement" means the written or electronic agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

              2.5    "Board" means the Board of Directors of the Company.

              2.6    "Change in Control" means

                  (i)  the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (a) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"). For purposes of this Section 2.6, the following acquisitions by a Person will not constitute a Change in Control: (I) any acquisition directly from the Company; (II) any acquisition by the Company; (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (IV) any acquisition by any corporation pursuant to a transaction which complies with clauses (a), (b) and (c) of Section 2.6(iii) below;

                  (ii) the individuals who, as of the later of the date hereof or the last amendment to this Plan approved by the Board, constitute the board of directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the board of directors. Any individual becoming a director subsequent to the later of the date hereof or the last amendment to this Plan approved by the Board whose election, or nomination for election by the Company's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered a member of the Incumbent Board as of the later of the date hereof or the last amendment to this Plan approved by the Board, but any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board of Directors will not be deemed a member of the Incumbent Board as of the later of the date hereof or the last amendment to this Plan approved by the Board;

                  (iii)  the consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless following such Business Combination: (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (b) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                  (iv) the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

              2.7    "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

              2.8    "Committee" means the Company's Compensation Committee.

              2.9    "Company" has the meaning set forth in the preamble.

              2.10    "Covered Employee" means a Grantee who is a "covered employee" within the meaning of Section 162(m)(3) of the Code.

              2.11    "Dividend Equivalent Right" means a right, granted to a Grantee under Section 13 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

              2.12    "Effective Date" means the date that this Plan, as amended and restated herein, is approved by the stockholders of the Company.

              2.13    "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

              2.14    "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, Inc. or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith. Notwithstanding the foregoing, for purposes of reporting and calculating taxable income and applicable tax withholdings, the Company may use any reasonable method to determine the Fair Market Value, including (i) using the closing price of the Stock on the applicable exchange or in the applicable market on the date immediately prior to the determination date, and (ii) in the event the Grantee makes arrangements with the Company to satisfy the tax withholdings required by Section 18.3 pursuant to a same day "sell-to-cover" or similar transaction, treating Fair Market Value as the amount received upon sale of the Stock in such same day "sell-to-cover" or similar transaction.

              2.15    "Family Member" means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.

              2.16    "GAAP" means U.S. generally accepted accounting principles.

              2.17    "Grant Date" means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board.

              2.18    "Grantee" means a person who receives or holds an Award under the Plan.

              2.19    "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

              2.20    "Non-qualified Stock Option" means an Option that is not an Incentive Stock Option.

              2.21    "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

              2.22    "Option Price" means the exercise price for each share of Stock subject to an Option.

              2.23    "Other Stock Award" means an Award pursuant to Section 11 hereof

              2.24    "Outside Director" means a member of the Board who is not an officer or employee of the Company.

              2.25    "Performance Award" means an Award made subject to the attainment of performance goals (as described in Section 14) over a performance period of up to ten (10) years.

              2.26    "Plan" has the meaning set forth in the preamble.

              2.27    "Purchase Price" means the purchase price for each share of Stock pursuant to a grant of Restricted Stock or Unrestricted Stock.

              2.28    "Restricted Period" has the meaning set forth in Section 10.2.

              2.29    "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

              2.30    "SAR Exercise Price" means the per share exercise price of an SAR granted to a Grantee under Section 9 hereof.

              2.31    "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

              2.32    "Service" means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

              2.33    "Service Provider" means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser currently providing services to the Company or an Affiliate.

              2.34    "Stock" means the common stock, par value $0.001 per share, of the Company, or any security into which such common stock may be changed, reclassified or converted pursuant to any transaction or event of the type described in Section 17.

              2.35    "Stock Appreciation Right" or "SAR" means a right granted to a Grantee under Section 9 hereof.

              2.36    "Stock Unit" means a bookkeeping entry representing the equivalent of one or more shares of Stock as indicated in the Award Agreement awarded to a Grantee pursuant to Section 10 hereof.

              2.37    "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

              2.38    "Substitute Awards" means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

              2.39    "Ten Percent Stockholder" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

              2.40    "Total Shares" has the meaning set forth in Section 4 hereof.

              2.41    "Unrestricted Stock" means an Award granted pursuant to Section 11 hereof pursuant to which the Grantee may receive shares of Stock free of any restrictions under the Plan.

3.
ADMINISTRATION OF THE PLAN.

  3.1
  Board.

              The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

    3.2
    Delegation of Authority.

              The Board from time to time may delegate to the Committee, any other separate committees of the Board, or to one or more officers of the Company, such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law.

                  (i)  Except as provided in subsection 3.2(ii) of this Section 3.2 and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two (2) or more Outside Directors of the Company who: (a) qualify as "outside directors" within the meaning of Section 162(m) of the Code and (b) meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act.

                  (ii) The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not officers or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards.

                  (iii)  The Board may also appoint one or more officers of the Company, who may administer the Plan with respect to employees or other Service Providers who are not officers or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards.

In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee or such other delegate if the power and authority to do so has been delegated to the Committee or such other delegate by the Board as provided for in this Section 3.2. Unless otherwise expressly determined by the Board, any such action or determination by the Committee or such other delegate shall be final, binding and conclusive. To the extent permitted by applicable law, the Committee may delegate its authority under the Plan to a member of the Board; but no other delegate hereunder may further delegate its authority.

    3.3
    Terms of Awards.

              Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

                  (i)  designate Grantees,

                  (ii) determine the type or types of Awards to be made to a Grantee,

                  (iii)  determine the number of shares of Stock to be subject to an Award,

                  (iv) establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

                  (v) prescribe the form of each Award Agreement evidencing an Award,

                  (vi) make Awards to Grantees who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to employees employed in the United States as may, in the judgment of the Board, be necessary or desirable in order to recognize differences in local law or tax policy. The Board also may impose conditions on the exercise or vesting of Awards in order to minimize the Company's obligation with respect to tax equalization for employees on assignments outside their home country; and

                  (vii)  amend, modify, or supplement the terms of any outstanding Award.

              Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee's rights under such Award.

              The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. The Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for cause as defined in the applicable Award Agreement. The grant of any Award shall be contingent upon the Grantee executing (in writing or electronically) the appropriate Award Agreement.

              Notwithstanding the foregoing, no amendment or modification may be made to an outstanding Option or SAR which reduces the Option Price or SAR Exercise Price, either through a cash buyout, by lowering the Option Price or SAR Exercise Price or by canceling the outstanding Option or SAR and granting a replacement Option or SAR with a lower exercise price or other full-value Award, in each case without the approval of the stockholders of the Company, provided, that, appropriate adjustments may be made to outstanding Options and SARs pursuant to Section 17.

    3.4
    Deferral Arrangement.

              The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents. Any such deferrals shall be made in a manner that complies with Code Section 409A.

    3.5
    No Liability.

              No member of the Board or of the Committee, nor any other delegate hereunder, shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

    3.6
    Book Entry.

              Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4.
STOCK SUBJECT TO THE PLAN.

  4.1
  Share Reserve

              Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan shall be (i) 2,500,000 which is the number of Shares originally approved under the Plan, minus (ii) the number of such shares of Stock that are permanently unavailable for issuance under the Plan as of the Effective Date by virtue of application of the remaining paragraphs of this Section 4 prior to the Effective Date, plus (iii) an additional 2,250,000 Shares. (the "Total Shares"). Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for making Awards under the Plan.

    4.2
    Prohibition on Liberal Share Recycling

              If any Award of SARs is settled in shares of Stock, then the number of SARs subject to the Award shall be deemed delivered for purposes of determining the maximum number of share of Stock available for delivery under the Plan, regardless of the number of shares of Stock that are issued upon the settlement of such SARs. In addition, if the Option Price of any Option granted under the Plan, or if pursuant to Section 18.3 the withholding obligation of any Grantee with respect to an Option or other Award, is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation) or by withholding shares of Stock, the number of shares of Stock issued including the shares of Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

    4.3
    Assumption or Substitution of Awards

              The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies. The number of shares of Stock reserved pursuant to Section 4 shall be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of shares of Stock subject to Awards before and after the substitution.

5.
EFFECTIVE DATE, DURATION AND AMENDMENTS.

  5.1
  Effective Date.

              The Plan, as amended and restated, shall be effective as of the Effective Date.

    5.2
    Term.

              The Plan may be terminated by the Board as provided in Section 5.3; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

    5.3
    Amendment and Termination of the Plan.

              The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company's stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. In addition, an amendment will be contingent on approval of the Company's stockholders if the amendment would: (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the aggregate number of shares of Stock that may be issued under the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6.
AWARD ELIGIBILITY AND LIMITATIONS.

  6.1
  Service Providers and Other Persons.

              Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider to the Company or of any Affiliate, including any Service Provider who is an officer or director of the Company, or of any Affiliate, as the Board shall determine and designate from time to time, and (ii) any Outside Director.

    6.2
    Successive Awards and Substitute Awards.

              An eligible person may receive more than one (1) Award, subject to such restrictions as are provided herein. Notwithstanding Sections 8.1 and 9.1 the Option Price of an Option or the grant price of an SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original date of grant provided that the Option Price or grant price is determined in accordance with the principles of Code Section 424 and the regulations thereunder.

    6.3
    Limitation on Shares of Stock Subject to Awards and Cash Awards.

              During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, but only after such time as the reliance period described in Treas. Reg. Section 1.162-27(f)(2) has expired:

                  (i)  the maximum number of shares of Stock subject to Options or SARs that can be awarded under the Plan to any person eligible for an Award under Section 6 hereof is 300,000 per calendar year;

                  (ii) the maximum number of shares that can be awarded under the Plan, other than pursuant to an Option or SARs, to any person eligible for an Award under Section 6 hereof is 300,000 per calendar year;

                  (iii)  the maximum amount of any Annual Incentive Award that may be earned in any calendar year by any one (1) Grantee shall be $2,500,000;

                  (iv) the maximum cash amount that may be earned pursuant to all Performance Award or other cash Awards granted in any calendar year to any one (1) Grantee shall be $2,500,000; provided, however, that for avoidance of doubt, the foregoing limit shall not apply to Annual Incentive Awards, which shall be subject solely to the separate limit set forth in Section 6.3(iii), above; and

                  (v) the maximum number of shares of Stock that may be delivered to Grantees and their beneficiaries with respect to Incentive Stock Options granted under the Plan is equal to the Total Shares.

              The preceding limitations in this Section 6.3 are subject to adjustment as provided in Section 17 hereof.

    6.4
    Minimum Vesting Schedule

              Except as set forth below, a vesting period of at least one (1) year shall apply to all Awards issued under the Plan. Up to 5% of the shares of Stock reserved for issuance under the Plan as of the Effective Date may be issued pursuant to Awards that are do not comply with such minimum one (1) year vesting period.

7.
AWARD AGREEMENT.

              Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such written or electronic form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.
TERMS AND CONDITIONS OF OPTIONS.

  8.1
  Option Price.

              The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price of each Option shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

    8.2
    Vesting.

              Subject to Sections 8.3 and 17.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number.

    8.3
    Term.

              Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date.

    8.4
    Termination of Service.

              Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee's Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

    8.5
    Limitations on Exercise of Option.

              Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.

    8.6
    Method of Exercise.

              An Option that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full, in a form of payment as provided in Section 12 hereof, of the Option Price of the shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award.

    8.7
    Rights of Holders of Options.

              Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are issued to such individual. Except as provided in Section 17 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

    8.8
    Delivery of Stock Certificates.

              Subject to Section 3.6, promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing such Grantee's ownership of the shares of Stock subject to the Option.

    8.9
    Transferability of Options.

              Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

    8.10
    Family Transfers.

              If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

    8.11
    Limitations on Incentive Stock Options.

              An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) if and to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.
TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

  9.1
  Right to Payment and Grant Price.

              An SAR shall confer on the Grantee to whom such SAR is granted a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the grant price of such SAR as determined by the Board. The Award Agreement for an SAR shall specify the grant price of the SAR, which shall be at least the Fair Market Value of a share of Stock on the date of grant. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award. An SAR granted in tandem with an outstanding Option following the Grant Date of such Option may have a grant price that is equal to the Option Price, even if such grant price is less than the Fair Market Value of a share of Stock on the grant date of the SAR.

    9.2
    Other Terms.

              The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not an SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

10.
TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS.

  10.1
  Grant of Restricted Stock or Stock Units.

              Awards of Restricted Stock or Stock Units may be made for no consideration (other than par value of the shares which is deemed paid by Services already rendered). Stock Units may be used to grant awards commonly known as "restricted stock units" or "performance shares," and all references in an Award Agreement to such types of awards shall be deemed to refer to Stock Units as authorized by this Plan.

    10.2
    Restrictions.

              At the time a grant of Restricted Stock or Stock Units is made, the Board may, in its sole discretion, establish a period of time (a "Restricted Period") applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units in accordance with Sections 14.1 and 14.2. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Stock Units.

    10.3
    Restricted Stock Certificates.

              Subject to Section 3.6, the Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company or its designee shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

    10.4
    Rights of Holders of Restricted Stock.

              Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original grant.

    10.5
    Rights of Holders of Stock Units.

    10.5.1
    Voting and Dividend Rights.

              Unless the Board otherwise provides in an Award Agreement, holders of Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

      10.5.2
      Creditor's Rights.

              A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

    10.6
    Termination of Service.

              Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee's Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Stock Units.

    10.7
    Purchase of Restricted Stock.

              The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate.

    10.8
    Delivery of Stock.

              Subject to Section 3.6, upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

11.
TERMS AND CONDITIONS OF OTHER STOCK AWARDS.

              The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price per share of Stock determined by the Board) to any Grantee: (a) Unrestricted Stock Awards or rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any other securities with a value derived from the value of or related to the Common Stock and/or returns thereon ("Other Stock Awards"). Other Stock Awards may be granted or sold as described in the preceding sentence in respect of past services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

12.
FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK.

  12.1
  General Rule.

              Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

    12.2
    Surrender of Stock.

              To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares, if acquired from the Company and if so required by the Company, shall have been held for at least six months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender.

    12.3
    Cashless Exercise.

              With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 18.3.

    12.4
    Other Forms of Payment.

              To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules.

13.
TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS.

  13.1
  Dividend Equivalent Rights.

              A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon payment of, or lapse of restrictions on, but not exercise of (directly or indirectly), such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

    13.2
    Termination of Service.

              Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee's termination of Service for any reason.

14.
TERMS AND CONDITIONS OF PERFORMANCE AND ANNUAL INCENTIVE AWARDS.

  14.1
  Performance Conditions.

              The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 14.2 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

    14.2
    Performance or Annual Incentive Awards Granted to Designated Covered Employees.

              If and to the extent that the Committee determines that a Performance Award or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award or Annual Incentive Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.2.

      14.2.1
      Performance Goals Generally.

              The performance goals for such Performance Awards or Annual Incentive Awards shall consist of one (1) or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards or Annual Incentive Awards shall be granted, exercised and/or settled upon achievement of any one (1) performance goal or that two (2) or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards or Annual Incentive Awards. Performance goals may differ for Performance Awards or Annual Incentive Awards granted to any one Grantee or to different Grantees.

      14.2.2
      Business Criteria.

              One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance or Annual Incentive Awards: (i) earnings per share; (ii) revenue; (iii) cash flow; (iv) cash flow from operations; (v) cash flow return; (vi) return on net assets; (vii) return on assets; (viii) return on investment; (ix) return on capital; (x) return on equity; (xi) economic value added; (xii) net sales; (xiii) contribution margin; (xiv) net income; (xv) net income per share; (xvi) pretax earnings; (xvii) pretax earnings before interest, depreciation and amortization; (xviii) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (xix) total stockholder return; (xx) debt reduction; (xxi) market share; (xxii) change in the Fair Market Value of the Stock; (xxiii) operating margin; (xxiv) operating income; (xxv) reserve growth; (xxvi) reserve replacement; (xxvii) production growth; (xxviii) finding, development and exploration costs; (xxix) lease operating expense; (xxx) completion and/or integration of acquisitions of businesses or companies; (xxxi) completion of divestitures and asset sales; (xxxii) capital efficiency; (xxxiii) capital raises; (xxxiv) general and administrative expense; (xxxv) safety; and (xxxvi) environmental record. Any of the above business criteria may be determined (a) on an absolute or relative basis (i.e., performance relative to peer companies), (b) as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparable companies or (c) on a GAAP or non-GAAP basis.

      14.2.3
      Timing For Establishing Performance Goals.

              Performance goals shall be established not later than ninety (90) days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

      14.2.4
      Settlement of Performance or Annual Incentive Awards; Other Terms.

              Settlement of such Performance or Annual Incentive Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance or Annual Incentive Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.

    14.3
    Written Determinations.

              All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent required to comply with Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

    14.4
    Status of Section 14.2 Awards Under Code Section 162(m).

              It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 14.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 14.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15.
PARACHUTE LIMITATIONS.

              Notwithstanding any contrary provision in this Plan, if a Grantee is a "disqualified individual" (as defined in Section 280G of the Code), and any Award under this Plan together with any other payments or benefits that such Grantee has a right to receive from the Company (and affiliated entities required to be aggregated in accordance with Q/A-10 and Q/A-46 of Treas. Reg. §1.280G-1) (collectively, the "Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code), the Payments shall be either (a) reduced (but not below zero) so that the aggregate present value of such Payments and benefits received by the Grantee from the Company and its Affiliates shall be $1.00 less than three times such Grantee's "base amount" (as defined in Section 280G of the Code) (the "Safe Harbor Amount") and so that no portion of such Payments received by such Grantee shall be subject to the excise tax imposed by Section 4999; or (b) paid in full, whichever produces the better net after-tax result for such Grantee (taking into account any applicable excise tax under Section 4999 and any applicable federal, state and local income and employment taxes). The determination as to whether any such reduction in the amount of the Payments is necessary shall be made by the Company in good faith and such determination shall be conclusive and binding on such Grantee. If reduced Payments are made to the Grantee pursuant to this Section 15 and through error or otherwise those Payments exceed the Safe Harbor Amount, the Grantee shall immediately repay such excess to the Company or its applicable Affiliate upon notification that an overpayment has been made.

              The reduction of Payments, if applicable, shall be made by reducing, first, severance payments to be paid in cash in the order in which such payments would be paid or provided (beginning with such payment or benefit that would be made last in time and continuing, to the extent necessary, through to such payment or benefit that would be made first in time) and second, by reducing any other cash payments that would be payable to the Grantee which are valued in full for purposes of Code Section 280G in a similar order (last to first), any third, by reducing any equity acceleration of awards which are valued in full for purposes of Section 280G of the Code in a similar order (last to first), and finally, by reducing any other payments or benefit in a similar order (last to first).

              Notwithstanding anything above to the contrary, this Section 15 shall not apply to any Grantee who is subject to a specific provision under any separate employment contract or severance plan maintained by the Company or any of its Affiliates regarding the application of the golden parachute rules of Code Sections 280G and 4999.

16.
REQUIREMENTS OF LAW.

  16.1
  General.

              The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

    16.2
    Rule 16b-3.

              During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

17.
EFFECT OF CHANGES IN CAPITALIZATION.

  17.1
  Changes in Stock.

              If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any conversion, recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company's stockholders of securities of any other entity or other assets (including an extraordinary cash dividend but excluding a non-extraordinary dividend payable in cash or in stock of the Company) without receipt of consideration by the Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

    17.2
    Reorganization in Which the Company Is the Surviving Entity Which does not Constitute a Change in Control.

              Subject to Section 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 17.2, Stock Units shall be adjusted so as to apply to the securities that a holder of the number of shares of Stock subject to the Stock Units would have been entitled to receive immediately following such transaction.

    17.3
    Change in Control.

              Upon the occurrence of a Change in Control, each outstanding Award shall be deemed to have vested, and shall become exercisable (if applicable), to the extent so provided in the applicable Award Agreement; provided that the Board may elect to accelerate the vesting of, or cancel, or take any other action with respect to any outstanding Award as it shall deem appropriate in its sole discretion.

    17.4
    Adjustments.

              Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board shall determine the effect of a Change in Control upon Awards other than Options, SARs, Stock Units and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 17.1 and 17.2.

    17.5
    No Limitations on Company.

              The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

18.
GENERAL PROVISIONS.

  18.1
  Disclaimer of Rights.

              No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or an Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

    18.2
    Nonexclusivity of the Plan.

              Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

    18.3
    Withholding Taxes.

              The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation, or shall otherwise make arrangements satisfactory to the Company or the Affiliate, as the case may be, to provide for the timely payment of such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

    18.4
    Captions.

              The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

    18.5
    Other Provisions.

              Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

    18.6
    Number and Gender.

              With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

    18.7
    Severability.

              If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

    18.8
    Governing Law.

              The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

    18.9
    Section 409A of the Code.

              Awards under the Plan are intended to be exempt from or satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements ("Section 409A"), and this Plan and all Award

Agreements shall be interpreted accordingly. In the event it is determined that any Award or Award Agreement would violate the requirements of Section 409A, the Board shall have the authority, but not the obligation, to amend the terms and conditions of the Award or the Award Agreement without the consent of the Participant to the minimum extent necessary to bring the Award or Award Agreement into compliance with Section 409A. However, neither the Company nor the Board shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A, and neither the Company nor the Board will have any liability to any Grantee for such tax or penalty.

*    *    *

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. BONANZA CREEK ENERGY, INC. M88456-P65042 ! ! ! ! ! ! ! ! ! BONANZA CREEK ENERGY, INC. 410 17TH STREET, SUITE 1400 DENVER, CO 80202 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ElECTRONIC DElIVERY Of fuTuRE PROXY MATERIAlS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIl Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote fOR the following nominees for a term expiring at the 2018 Annual Meeting of Stockholders: 01) Richard J. Carty 02) Marvin M. Chronister 03) Jeff E. Wojahn 1. Election of Directors Nominees: 3. To ratify the selection of Hein & Associates, LLP as the Company's independent registered public accountant for fiscal 2015. 2. To approve the Company's Amended and Restated 2011 Long Term Incentive Plan. 4. To approve, on an advisory basis, the executive compensation of our named executive officers. NOTE: The holders of the proxy shall vote in accordance with their discretion on such other business as may properly come before the meeting or any adjournment thereof. for Against Abstain The Board of Directors recommends you vote fOR Proposals 2, 3 and 4. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! ! ! for All Withhold All for All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

M88457-P65042 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and our 2014 Annual Report on Form 10-K are available at www.proxyvote.com. BONANZA CREEK ENERGY, INC. Annual Meeting of Stockholders June 4, 2015 9:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Christopher I. Humber and William J. Cassidy, and each of them with the power to act without the other and with the power of substitution as proxies and attorneys-in-fact and hereby authorizes them to represent and to vote, as provided on the other side, all of the shares of Bonanza Creek Energy, Inc. common stock which the undersigned is entitled to vote, and in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held June 4, 2015 or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting. THIS PROXY CARD, WHEN PROPERlY EXECuTED, WIll BE VOTED IN THE MANNER DIRECTED HEREIN BY THE uNDERSIGNED. If NO DIRECTION IS MADE BuT THE CARD IS SIGNED, THIS PROXY CARD WIll BE VOTED fOR THE ElECTION Of THE NOMINEES uNDER PROPOSAl 1, fOR PROPOSAl 2, fOR PROPOSAl 3 AND fOR PROPOSAl 4 AND IN THE DISCRETION Of THE PROXIES WITH RESPECT TO SuCH OTHER BuSINESS AS MAY PROPERlY COME BEfORE THE MEETING, INCluDING CONCERNING ANY ADJOuRNMENT Of THE MEETING. Continued and to be signed on reverse side